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                                                                  EXHIBIT 10.16

                              SETTLEMENT AGREEMENT





            SETTLEMENT AGREEMENT, dated as of the 3rd day of February, 1997 (this "Agreement"), by and among BRUCKNER MANUFACTURING CORP., a Delaware corporation (formerly known as Farberware Inc. and herein identified as "BMC" or "Seller"), U.S. INDUSTRIES, INC., a Delaware corporation ("USI"), FARBERWARE INC., a Delaware corporation (formerly known as Far-B Acquisition Corp. and herein identified as "New Farberware" or "Buyer", SYRATECH CORPORATION, a Delaware corporation ("Syratech") and LIFETIME HOAN CORPORATION, a Delaware corporation ("Lifetime"). The foregoing entities are herein sometimes called, collectively, the "Parties," and, each individually, a "Party."

            WHEREAS, BMC, New Farberware, Syratech and Lifetime entered into an Asset Purchase Agreement, dated February 2, 1996 (the "original APA"), and USI guaranteed the performance of all obligations and undertakings of, and the payment when due of all monies payable by, BMC under the original APA; and

            WHEREAS, on April 2, 1996 (i) the closing of the purchase and sale of assets contemplated by Section 3.1 of the APA (the "Closing"), was held, (ii) the Parties entered into two letter agreements, dated April 2, 1996 (collectively the "Closing Agreement"), which modified the original APA (as so modified and guaranteed, the "APA") in certain respects, (iii) BMC and New Farberware entered into a Manufacturing Services Agreement, dated April 2, 1996 (the "MSA"), (iv) USI guaranteed the performance of all obligations of BMC under the MSA, and (v) Syratech and Lifetime guaranteed the performance of New Farberware under the MSA; and
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            WHEREAS, on April 16, 1996, New Farberware exercised its option under Section 2.A of the MSA to extend the initial production period under the MSA for a sixty day incremental production period; and

            WHEREAS, the Parties twice further extended the MSA for brief periods, the later of which ended on September 24, 1996; and

            WHEREAS, various disputes have arisen under the APA and the MSA including, without limitation, those listed and/or described on Exhibit A annexed hereto (collectively, the "Disputed Matters"); and

            WHEREAS, each of the Parties has requested modifications of its rights and obligations under the APA; and

            WHEREAS, the Parties wish to resolve all Disputed Matters and to achieve a complete settlement of their differences;

            NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration given by each of the Parties to each of the other Parties, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

            1. Construction. All capitalized terms used but not specifically defined in this Agreement and/or in the Exhibits hereto (including any Appendices to such Exhibits) shall be deemed to have the meanings ascribed to them in the APA.

            2. Payment and Releases.

               2.1 Simultaneously with the execution of this Agreement, (i)
New Farberware has paid to BMC, and BMC hereby acknowledges receipt of, the sum of Two Million Eight Hundred and Thirty Five Thousand Dollars ($2,835,000),
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and (ii) Lifetime has paid to BMC, and BMC hereby acknowledges receipt of, the sum of Two Hundred Ninety Nine Thousand Eight Hundred and Fifty Four Dollars ($299,854).

                  2.2 Except as may be required by or pursuant to Sections 2.1, 5.9(b) and 11.2 of this Settlement Agreement, neither New Farberware nor Syratech nor Lifetime shall be required to make any payments to BMC or USI on account of the Disputed Matters or otherwise; provided, however, that nothing herein shall relieve or release, or be deemed to relieve or release, New Farberware, Syratech or Lifetime of or from any of their respective obligations and liabilities under or arising out of this Settlement Agreement or the undertakings and other matters listed or otherwise set forth on Exhibit B annexed hereto. In consideration of the payment by New Farberware and Lifetime to BMC of the amounts set forth in Section 2. 1, BMC and USI, each on behalf of itself and all of its respective controlled affiliates, divisions and subsidiaries, and all persons and entities claiming through any of the foregoing (the "BMC Releasors") hereby release, remise, acquit and forever discharge New Farberware, Syratech and Lifetime Hoan, and their respective affiliates, divisions, parents and subsidiaries, and successors and assigns, and all employees or agents of all of the foregoing (the "FSL Releasees") of and from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, costs, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (each, a "Claim" and, collectively, "Claims"), which against the FSL Releasees, the BMC Releasors or their respective
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successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing under, or by reason or arising out of, the APA and/or the MSA or the Transition Services Agreement dated as of April 2, 1996 between BMC and Outlet Retail Stores, Inc., an affiliate of Lifetime Hoan, including without limitation any action taken or purportedly taken, or omitted (or purportedly omitted) to be taken, to induce the execution of, or pursuant to, or despite the express or implied terms of, the APA and/or the MSA, (excepting, however, Claims (i) arising under or pursuant to this Settlement Agreement and (ii) the respective obligations and liabilities of New Farberware, Syratech and/or Lifetime for, or in respect or arising out of, the undertakings and other matters listed or otherwise set forth on Exhibit B annexed hereto) from the beginning of the world to the day of the date of this Settlement Agreement, including without limiting the generality of the foregoing, any claim asserted or which could have been asserted in the litigations described in Section 8.1 and 8.2 (the "Litigations").

                  2.3 Except as may be required by or pursuant to Sections 5.3, 5.6, 5.9(a), 7.6 and 11.3 of this Settlement Agreement, neither BMC nor USI shall be required to make any payments to New Farberware or Syratech or Lifetime on account of the Disputed Matters or otherwise; provided, however, that nothing herein shall relieve or release, or be deemed to relieve or release, BMC or USI of or from any of their respective obligations and liabilities under or arising out of this Settlement Agreement or the undertakings and other matters listed or otherwise as set forth on Exhibit C annexed hereto. In consideration of this Settlement Agreement, New Farberware, Syracuse and Lifetime Hoan each, on behalf of itself
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and all of its respective controlled affiliates, divisions and subsidiaries, and all persons and entities claiming through any of the foregoing (the "FSL Releasors") hereby release, remise, acquit and forever discharge BMC and USI, and their respective affiliates, divisions, parents and subsidiaries, successors and assigns, and all employees or agents of all of the foregoing (the "BMC Releasees") of and from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, costs, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (each, a "Claim" and, collectively, "Claims"), which against the BMC Releasees, the FSL Releasors or their respective successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing under, or by reason or arising out of, the APA and/or the MSA or the Transition Services Agreement dated as of April 2, 1996 between BMC and Outlet Retail Stores, Inc., an affiliate of Lifetime Hoan, including without limitation any action taken or purportedly taken, or omitted (or purportedly omitted) to be taken, to induce the execution of, or pursuant to, or despite the express or implied terms of, the APA and/or the MSA, (excepting, however, Claims (i) arising under or pursuant to this Settlement Agreement and (ii) the respective obligations and liabilities of BMC and/or USI for, or in respect or arising out of, the undertakings and other matters listed or otherwise set forth on Exhibit C annexed hereto) from the beginning of the world to the day of the date of this Settlement Agreement, including without limiting the generality of the foregoing, any claim asserted or which could have been asserted in the Litigations.
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                  2.4 Each of the Parties represents and warrants to each of the other Parties that is has no knowledge of any Claim under, by reason or arising out of the APA, and/or the MSA which is not finally resolved under this Settlement Agreement. BMC and Lifetime Hoan each agrees that all royalties and other payments due under the License Agreement, dated December 14, 1989, between BMC (then called "Farberware, Inc") and Lifetime Cutlery Corp., as amended, with respect to certain rights to use the "Farberware" trademark on certain products, due through April 2, 1996 have been paid.

         3. Retention of Assets by BMC; Rights to Sell Same; New Farberware's Limited Option to Purchase Components.

                  3.1 BMC shall be entitled to retain, and shall retain and own, (i) all raw materials, replacement parts, work in process, returned goods and wrapped goods located at the facilities of Berwick Lighting Corp. ("Berwick") and its subcontractors on the date hereof but only to the extent that the same are needed for the resolution of Pending Product Warranty Claims (as that term is defined below), (ii) all Tangible Assets (as the term is defined below) included among those Excluded Assets that are described in
Section 1.2(b) and (e) through (m) of the APA, and (iii) the following Tangible Assets located at the Bronx Facilities:

                     3.1.1 All furniture and furnishings (which term shall not include any computers, servers, printers or other equipment peripheral thereto and any software (collectively "Computer Equipment") or any filing cabinets containing any records to which New Farberware, is entitled under the APA all of which are owned by New Farberware);
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                  3.1.2 All leased equipment;

                  3.1.3 The Bronx facilities and all leasehold improvements (as defined in Exhibit D annexed hereto) including without limitation the gas air compressors with serial numbers 5057061 and 5051060;

                  3.1.4 All unused raw materials that were intended to become part of products (excluding, however, any supplies and any boxes, cartons, labels, packaging materials and related items);

                  3.1.5 All work in process with respect to Farberware products;

                  3.1.6 All BMC-Owned Wrapped Goods (as more specifically identified in Exhibit E annexed hereto);



and no other Tangible Assets; and, subject to the rights of New Farberware provided by Section 3.2, BMC shall have the right to sell or otherwise dispose of any of the Retained Tangible Assets, including, without limitation, any and all BMC-Owned Wrapped Goods, notwithstanding any contrary provision of the APA, to such customers or other Persons and through such channels of distribution or other methods as BMC shall select. For purpose of this Agreement, "Tangible Assets" means corporeal or physical assets existing on the date of this Agreement and (i) owned by BMC on the date of this Agreement (it being represented and warranted by BMC that it has not sold or otherwise disposed any such assets at any time since January 15, 1997 in anticipation of and for the purpose of altering the effects of this Settlement Agreement, but BMC makes no representation or warranty with respect to
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any loss, theft, mysterious disappearance or action by any person not duly authorized by BMC), which were acquired or held by BMC for or in connection with, or arising out of the conduct of, the Business or the operations under the MSA, or (ii) owned by New Farberware under the APA or MSA and located on the date of this Settlement Agreement at a facility owned, leased or controlled of BMC or its designees. Retained Tangible Assets means Tangible Assets to be retained by BMC pursuant to this Section 3.1.

                  3.2 New Farberware shall have the right to buy any of the Retained Tangible Assets referred to in subsections 3.1.4 through 3.1.6 above (including components and other raw materials and/or work in process), including, without limitation, rotisserie motors and coffee urn stems, which New Farberware elects (by notice given within two weeks from the date of this Agreement) to purchase, at prices equal to 60% of the 1996 Standard Costs (as set forth on Exhibit F annexed hereto) for such components and other raw materials and/or work in process.

         4. Conveyance of Assets to New Farberware

                  4.1 Except for Retained Tangible Assets as set forth in
Section 3. 1, all other Tangible Assets, wherever located (including, without limitation, at the Bronx Facilities, any warehouses in Hastings, New York (the "Hastings Warehouse"), Dawson, New Jersey (the "Dawson Warehouse"), or elsewhere, where Tangible Assets in the possession or under the control of BMC are located including the facilities of any third party (e.g., Berwick or Hamlin-Stevens) having possession of any such Tangible Assets)), including, without limitation, to the extent not included in the Retained Tangible Assets,
(i) all Inventory owned by BMC
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and existing on the date of this Agreement, (ii) all returned goods, including those referred to in the Inventory Statement and/or the Objection Notice, (iii) all boxes, cartons and labels and related items, including, without limitation, those set forth on the list annexed to, and referred to in, the second paragraph of the letter, dated October 22, 1996, from John F. Bendik to E. Merle Randolph (the "Bendik 10/22/96 Letter"), (iv) all tools, dies, molds, machinery and equipment and related spare parts and supplies, (v) copies or originals of all business and financial records, files, books and documents other than those relating to Excluded Assets or Excluded Liabilities, and (vi) all Computer Equipment including hardware and software (to the extent transferable at no cost to BMC and without violation of rights of third parties), to the extent of BMC's interest therein and to the extent not previously conveyed and transferred to New Farberware or Lifetime, are hereby irrevocably assigned, conveyed and transferred to New Farberware "AS IS", "WHERE IS".

                  4.2 The term "Inventory" as used in Section 4.1 shall have the meaning given to it in the APA and shall also mean and include, without limitation, (i) all products manufactured pursuant to the MSA, as amended and extended (including, without limitation, those products referred to in paragraphs 2 and 3 of Exhibit A annexed hereto) and (ii) the Steelon Inventory and Russell Hobbs Electric Kettles referred to in the Objection Notice, provided, however, that the term "Inventory" shall not include any Retained Tangible Assets.

         5. Warranties.

                  5.1 All references in this Section 5 to "Schedules" shall be deemed to be references to the Schedules to the APA.
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                  5.2 All obligations and liabilities with respect to
warranties for replacement or repair of products manufactured or sold in the Business under (i) warranties that are set forth on printed warranty forms of BMC, copies of the current versions of which have heretofore been furnished to New Farberware, (ii) warranties issued in the ordinary course of business pursuant to past customary practice and described in Schedule 1.5(b), and (iii) other warranties issued pursuant to warranty policies and agreements described on Schedule 1.5(b), are herein called, collectively, "Product Warranty Claims" and, individually, a "Product Warranty Claim." The obligations, liabilities and rights of the Parties in respect of Product Warranty Claims as set forth and described in Sections 5.3 through 5.9, inclusive, of this Settlement Agreement replace, and are in lieu of, the obligations, liabilities and rights of the Parties with respect to Product Warranty Claims set forth in Sections 1.5(b) and 9.l(a)(iii), respectively, of the APA, which Sections are to such extent deemed to be modified thereby. As used in this Settlement Agreement, the term "Pending Product Warranty Claims" shall mean all Product Warranty Claims made or of which BMC has received oral or written notice on or prior to the date of this Settlement Agreement; and the term "Post Settlement Product Warranty Claims" shall mean all Product Warranty Claims that are first received or made or of which oral or written notice is first received after the date of this Settlement Agreement.

                  5.3 BMC hereby assumes and at all times hereafter shall have and retain sole and exclusive responsibility and liability for all obligations and liabilities with respect to, and the resolution, satisfaction and discharge of, all Pending Product Warranty Claims. The disposition of all Pending Product Warranty Claims
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shall be made by BMC as it shall determine, including in accordance with arrangements heretofore made by BMC directly with Berwick and/or Hamlin-Stevens; and with respect to such Pending Product Warranty Claims BMC shall continue (i) to make any direct payment due to Berwick and/or Hamlin-Stevens in accordance with existing practices and (ii) to make directly all refunds that it deems necessary or prudent. To minimize the number of refunds that may be required, if BMC requires replacement items or repair parts in addition to those included in Retained Tangible Assets under Section 3.1, New Farberware shall make available to BMC or Berwick (as BMC shall direct) such replacement items and repair parts from its inventories of Products as BMC shall request after the date hereof; provided, however, that New Farberware shall not be required (a) to make available replacement items or repair parts that are so requested, which it does not have in its inventories or (b) to break up sets that include the requested replacement items. BMC shall make prompt payment to New Farberware for all requested replacement items and repair parts that are supplied by New Farberware of an amount equal to the 1996 Standard Cost for such replacement items set forth on Exhibit G or such repair parts set forth on Exhibit F, each annexed hereto, plus New Farberware's reasonable costs, not to exceed $2 per item, of processing and handling the requests for the replacement items and repair parts. Except as set forth in this Section 5.3 with respect to Pending Product Warranty Claims and except for any payment obligations set forth in Sections 5.6 and 5.9(a) of this Settlement Agreement, neither BMC nor USI shall have any liability or responsibility in respect of Product Warranty Claims.
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                  5.4 New Farberware, Syratech and Lifetime, each jointly and severally hereby assumes and, subject to its right to certain payments as provided in Section 5.6 of this Settlement Agreement, at all times hereafter shall have and retain sole and exclusive responsibility and liability for all obligations and liabilities with respect to, and the resolution, satisfaction and discharge of, all Post Settlement Product Warranty Claims. All Post Settlement Product Warranty Claims shall be directed to such facility or facilities as New Farberware shall direct and shall be dealt with by New Farberware in a manner consistent with its obligations as set forth in this Agreement, either directly by New Farberware or by its affiliates or designees, including, without limitation, Berwick, Hamlin-Stevens, Meyer Marketing Co. Ltd. (and/or its affiliates) and/or Windmere-Durable Holdings, Inc. (and/or its affiliates). Except as set forth in this Section 5.4 and in Sections 5.3, 5.5,
5.7 and 5.9(b) of this Settlement Agreement, neither New Farberware, nor Syratech nor Lifetime shall have any liability or responsibility in respect to Product Warranty Claims.

                  5.5 In resolving Post Settlement Product Warranty Claims, New Farberware shall take such action as may be necessary in its judgment to resolve each such Post Settlement Product Warranty Claim in a prompt manner by providing all necessary repairs or replacements to achieve the most economical resolution thereof. Subject to its limited rights to certain payments as provided in Sections 5.6 and 5.8 of this Settlement Agreement, New Farberware shall be responsible for all costs and expenses of resolving such Product Warranty Claims, including without limitation the administration and handling thereof and the costs of repairing or
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replacing the Farberware product or Farberware products that are the subject of such claim.

                  5.6 Notwithstanding any provision of the APA, including without limitation Section 9 (a)(iii), or this Settlement Agreement, the sole obligation of BMC and USI with respect to Post Settlement Product Warranty Claims shall be limited to the obligation promptly to pay, and BMC agrees promptly to pay, New Farberware for each Post Settlement Product Warranty Claim finally resolved by New Farberware for which BMC would have been liable in the absence of New Farberware's assumption thereof, an amount equal to (i) an administration and handling charge ("Processing Fee") of Fifteen Dollars ($15) per Claim subject to such Post Settlement Product Warranty Claim (adjusted as set forth in Section 5.8 below), plus (ii) (a) if such product is repaired, the lesser of the repair cost determined in accordance with Exhibits F and H (the "Repair Cost") (adjusted as set forth in Section 5.8 below) or the Replacement Cost, as hereinafter defined, of such product, or (b) if such product is replaced, the Replacement Cost (which shall mean the 1996 Standard Cost of such product set forth on Exhibit G hereto, adjusted as set forth in Section 5.8 below) thereof, or, if there is no 1996 Standard Cost for such Product because of its discontinuance prior to 1996, the 1996 Standard Cost of a comparable Farberware product, or if there is no comparable Farberware product for which there is a 1996 Standard Cost, the 1996 Standard Cost of the Farberware product most comparable to such product), or (c) if New Farberware elects or is required to make any refund in respect of any product or products that are the subject of any such Post Settlement Product Warranty Claim, the lesser of the amount of such refund or the Replacement
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Cost of such product or products; provided in each case such repair or replacement or refund is made in a manner that is substantially consistent with BMC's prior practices or as BMC may otherwise approve, such approval not to be unreasonably withheld. In no event shall BMC or USI be liable for any other costs relating to Post Settlement Product Warranty Claims, including without limitation the costs of packaging, repackaging or shipping products subject to Post Settlement Product Warranty Claims.

                  5.7 In making any future claim for payment hereunder in respect of Post Settlement Product Warranty Claims hereafter resolved by New Farberware, New Farberware shall deliver to BMC or its designee a certificate with itemized listings of the Product Warranty Claims for which payment is requested and the amount payable by BMC, setting forth in reasonable detail the product or products that were the subjects of such Post Settlement Product Warranty Claims and the costs to New Farberware of repairing or replacing or making refunds with respect to such product or products and the Processing Fees applicable thereto. BMC and USI, and their representatives, shall have the right upon reasonable notice at all reasonable times to audit the books and records of New Farberware and Syratech with respect to any Product Warranty Claims and the amounts claimed hereunder and to make copies thereof.

                  5.8 Processing Fees and Replacement Costs and Repair Costs shall be increased or decreased on January 1 of each year with respect to warranty claims first asserted after such January 1 by multiplying Fifteen Dollars ($15.00) (or the applicable Replacement Cost or Repair Cost, as the case may be) by a fraction of which (i) the numerator is the Consumer Price Index (defined below) figure as of the
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November 30 immediately prior to such date and (b) the denominator is 155.9,
(the Consumer Price Index figure as of December, 1996); provided such increase or decrease is at least $0.50. As used in this Section 5.8, the Consumer Price Index means the Consumer Price Index for Urban Wage Earners and Clerical
Workers: U.S. City Average - All Items, prepared by the Bureau of Labor Statistics of the U.S. Department of Labor, or if that index is not then being published, the index generally accepted or recognized as the replacement therefor or, if there is no such generally accepted or recognized replacement index, the most nearly comparable index designated by BMC and approved by New Farberware, such approval not to be unreasonably withheld.

                  5.9 (a) BMC and USI jointly and severally agree to indemnify and hold harmless New Farberware, Syratech and Lifetime and their respective affiliates, successors and assigns (and their respective officers, directors, employees and agents) from and against all actions, suits, proceedings, claims, demands, assessments, judgments, losses, damages, costs and expenses (including reasonable attorneys' fees and expenses) arising out of or resulting from Pending Product Warranty Claims or any breach by BMC of its obligations under this Settlement Agreement with respect to such Pending Product Warranty Claims.

                      (b) New Farberware, Syratech and Lifetime jointly and severally agree to indemnify and hold harmless BMC and USI and their respective affiliates, successors and assigns (and their respective officers, directors, employees and agents) from and against all actions, suits, proceedings, claims, demands, assessments, judgments, losses, damages, costs and expenses (including
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reasonable attorneys' fees and expenses) arising out of or resulting from Post
Settlement Product Warranty Claims or any breach by New Farberware of its obligations under this Settlement Agreement with respect to such Post Settlement Product Warranty Claims.

         6. Accounts Receivable and Chargebacks.

                  6.1 BMC acknowledges that it has to date collected but has not remitted to New Farberware certain amounts in respect of accounts receivable arising from the sale of products by New Farberware to its customers after the Closing Date. New Farberware in turn acknowledges that it has to date collected but has not remitted to BMC certain amounts in respect of accounts receivable arising from sales of products by BMC to its customers prior to the Closing Date and represents that customers of BMC have to date taken set-offs, charges, credits and allowances (collectively, "chargebacks") owing by BMC against invoices for products sold to such customers by New Farberware and its affiliates in various amounts.

                  6.2 The Parties agree as follows: (i) BMC shall be allowed to retain, and shall retain, accounts receivable collected but not remitted by it to date in respect of products sold by New Farberware after the Closing Date,
(ii) New Farberware shall be allowed to retain, and shall retain, accounts receivable collected but not remitted by it to date in respect of products sold by BMC prior to the Closing Date, (iii) each Party hereby waives any claim for the recovery of, or for indemnification with respect to, all chargebacks claimed and taken, whether before or after the date hereof, by customers of any other Party and/or its affiliates in respect of products sold by such other Party, and
(iv) New Farberware shall have no further
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liability or responsibility with respect to the collection of the Accounts
Receivable of BMC.

                  6.3 After the date hereof, as among the parties, each Party shall have the right to keep any amounts hereafter received by it with respect to any accounts receivable arising out of or relating to the sale of Products, whether such sale occurred before or after the Closing, without any obligation to account to the other Parties with respect to the amount thereof and without any obligation to any other Party with respect to any chargebacks taken by any customer or other Person with respect to any accounts receivable of such other Party, regardless of whether the customer making such payment or taking such chargeback indicates such payment or chargeback relates to sales by a different Party hereto. No Party shall hereafter make any claim against any other Party with respect to any accounts receivable hereafter collected by such other Party or with respect to any chargeback hereafter made against payment of the first Party's accounts receivable which are allegedly the responsibility of such other Party.

                  6.4 Nothing in Section 6.2 or 6.3 of this Settlement Agreement shall (i) be deemed an assignment of any amount due from or of any claim by or against any customer or (ii) impair or otherwise prejudice the rights of any Party (or affiliate thereof) to seek to recover from any customer all amounts owing by such customer to such Party or affiliate even if such customer has erroneously or wrongfully made payment of some or all of the amounts so owing to another Party to this Settlement Agreement or to an affiliate of such latter Party.
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                  7. Resolution of Other Disputed Matters.

                           7.1 All issues raised by the Inventory Statement
heretofore delivered by BMC pursuant to Section 2.2(b) of the APA or the Objection Notice heretofore delivered by or on behalf of New Farberware, Syratech and Lifetime pursuant to Section 2.2(c) of the APA are deemed to be resolved by this Settlement Agreement. Accordingly, the Parties agree that there shall be no adjustment of the Estimated Purchase Price pursuant to Section 2.2 of the APA, and such Estimated Purchase Price shall be, and be deemed to be, the final purchase price.

                           7.2 BMC accepts sole responsibility with respect to
the advertising commitments referred to in Section 6.24 of, and Schedule 6.24 to, the APA, and BMC waives any payment by New Farberware, Syratech or Lifetime in respect thereof.

                           7.3 New Farberware withdraws its claim that BMC
included "blems" and "Z-goods" in the sets of finished goods covered by the invoices described in paragraph 2 of Exhibit A and BMC hereby releases all claims in respect of such invoices and to the extent BMC has rights in such goods, it hereby conveys and assigns such goods to New Farberware "AS IS" "WHERE IS".

                           7.4 New Farberware withdraws its claim that the
products referred to in paragraph 3 of Exhibit A are not First Quality Finished Goods.

                           7.5 BMC withdraws all claims asserted in the Bendik
10/22/96 Letter and the invoices referred to therein.

                           7.6 BMC will indemnify New Farberware, Syratech and
Lifetime and hold them harmless against any claim by Shinyei based on BMC's purchase order No 4672 issued to Shinyei for the purchase of 3,450 open roaster pans.

         8. Discontinuance of Litigation.

                  8.1 The action now pending in the Superior Court of the State of Delaware in and for New Castle County, entitled "Syratech Corporation, Lifetime Hoan Corporation and Farberware Inc., Plaintiffs v. U.S. Industries, Inc. and Bruckner Manufacturing Corp., Defendants" (Civil Action No. 96 C-09-119-1-CV), shall forthwith be discontinued with prejudice and without costs by stipulation of the Parties, it being agreed that all claims and counterclaims asserted by the Parties therein have been resolved and settled by this Settlement Agreement.

                  8.2 The action now pending in the Supreme Court of the State of New York County of New York (Index No 96-604900) entitled "Bruckner Manufacturing Corp., Plaintiff v. Farberware Inc., Syratech Corporation and Lifetime Hoan Corporation, Defendants" shall forthwith be discontinued with prejudice and without costs by stipulation of the Parties, it being agreed that all claims and counterclaims asserted by the Parties therein have been resolved and settled by this Settlement Agreement.

                  9. Other Agreements.

                           9.1 New Farberware shall remove the Tangible Assets
(other than the Retained Tangible Assets) and any other assets which New Farberware owns pursuant to the APA or MSA, at its own expense, in accordance with Section 8.3 of the APA, from all locations owned, leased or controlled by BMC or USI, or to which BMC or USI has the right of access, on or before the end of the Removal Period

(defined below), or in the case of the facility leased by BMC and known as the Hastings Warehouse, on the earliest practicable date and not later than February 28, 1997. Any obligations in the APA or MSA for BMC to deliver any assets F.O.B. or otherwise to New Farberware, Syratech or Lifetime are hereby terminated. New Farberware shall be entitled to free access, on reasonable notice, at all reasonable times during the Removal Period to the Bronx Facilities, the Hastings Warehouse, the Dawson Warehouse and other facilities under the control of BMC or USI for the purpose of removing and disposing of all assets to which New Farberware is entitled pursuant to the APA, as amended, the MSA or this Agreement. Any such Tangible Assets or other assets not so removed on or before the Removal Date shall be irrevocably deemed abandoned and BMC shall thereupon be deemed to be the owner thereof for all purposes with full power and authority to sell or otherwise dispose of them for its own account. The following additional provisions will apply with respect to the removal of certain Tangible Assets by New Farberware:

                           -        Electric:

                                    When any machinery is removed from the Bronx
                                    Facilities the electric wires and conduit should be taken out back to the primary source and sealed off so as not to leave bare wire and conduit hanging in the air.

                           -        Plumbing:

                                    The air pipe, water and vacuum should be removed back to the main header or source and capped off.

                           -        Duct Work:

                                    When dust collectors are removed, the duct work for that machine should be brought back to the main source and capped off.

                           -        Spare Parts:

                                    Spare parts that are used to maintain
                                    building and grounds and so identified by BMC shall be deemed Retained Tangible Assets.

As used herein, and in Section 8.3 of the APA, which is, accordingly, modified hereby, the term "Removal Period" shall mean the period beginning on the date hereof and ending on May 8, 1997.

                           9.2 Notwithstanding the parenthetical phrase
contained in the penultimate and last lines of Section 1.1(a) of the APA or any other provision of the APA or the Closing Agreement, New Farberware shall have the unfettered right to sell or resell any of the Selected Tangible Property owned by it (including any Selected Tangible Property acquired by it pursuant to this Settlement Agreement) and to retain for itself the entire proceeds of such sale or resale.

                  10.      Undertakings of Syratech and USI.

                           10.1 Syratech and Lifetime agree that any provision
of this Agreement that is binding upon or obligates New Farberware shall be jointly and severally binding upon and obligate Syratech and Lifetime as fully as if Syratech and Lifetime each had itself made or given the acknowledgment, concession or undertaking that was made or given in such provision by New Farberware.

                           10.2 USI agrees that any provision of this Agreement
that is binding upon or obligates BMC shall be jointly and severally binding upon and obligate USI as fully as if USI had itself made or given the acknowledgment, concession or undertaking that was made or given in such provision by BMC.

                  11.      Representations.

                           11.1 Each Party to this Settlement Agreement
represents and warrants to the other Parties hereto that: (i) the execution and performance of this Agreement by such Party (a) has been duly authorized by all necessary corporate action of such Party, (b) does not conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument, or any order, judgment or decree, to which such Party is a party or by which such Party or any of its properties is bound, and
(c) does not constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to such Party or result in the creation of any lien, charge or encumbrance upon the capital stock, properties or assets of such Party; and (ii) this Agreement constitutes the valid and binding obligation of such Party enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           11.2 New Farberware, Syratech and Lifetime, jointly
and severally, agree to indemnify and hold harmless BMC and USI and their affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) from and against all actions, suits, proceedings, claims, demands, assessments, judgments, losses, damages, costs and expenses (including reasonable attorneys' fees and expenses), arising out of or resulting from any breach or inaccuracy of any representation or warranty on the part of New Farberware, Syratech or Lifetime set forth in this Agreement.

                           11.3 BMC and USI, jointly and severally, agree to
indemnify and hold harmless New Farberware, Syratech and Lifetime and their affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) from and against all actions, suits, proceedings, claims, demands, assessments, judgments, losses, damages, costs and expenses (including reasonable attorneys' fees and expenses), arising out of or resulting from any breach or inaccuracy of any representation or warranty on the part of BMC or USI set forth in this Agreement.

                  12. Miscellaneous.

                           12.1 Entire Agreement. This Agreement, together with
the Exhibits hereto, contains, and is intended as, a complete statement of all of the terms of the arrangements between the Parties with respect to the specific matters provided for herein and supersedes any previous agreements and understandings between the Parties with respect to those specific matters and cannot be changed or terminated orally. The Exhibits shall be deemed as fully a part of this Agreement as if set forth herein in full.

                           12.2 Headings. The section headings of this Agreement
and titles given to the Exhibits to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

                           12.3 Notices. All notices and other communications
under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission or mailed by certified mail, return receipt requested, to the Parties at the following addresses (or to such address as a Party may have specified by notice given to the other Parties pursuant to this provision):

                                    (a)     If to BMC or USI, c/o:
                                            U.S. Industries, Inc.
                                            101 Wood Avenue
                                            South Iselin, New Jersey 08830
                                            Attention:  General Counsel
                                            Facsimile:  (908) 767-2208

                                    (b)     If to New Farberware or Syratech:

                                            Syratech Corporation
                                            175 McClellan Highway
                                            East Boston, MA 02128-9114

                                            Attention:  Mr. Leonard Florence,
                                                        Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer

                                            Facsimile:  (617) 561-0275

                                            with copies to:

                                            Faye A. Florence, Esq.
                                            Vice President and General Counsel
                                            Syratech Corporation
                                            175 McClellan Highway
                                            East Boston, MA 02128-9114
                                            Facsimile: (617)  561-0275

                                            and

                                            Paul, Weiss, Rifkind, Wharton &
                                            Garrison
                                            1285 Avenue of the Americas
                                            New York, NY 10019-6064
                                            Attention:  James L. Purcell, Esq.
                                            Facsimile:  (212) 373-2145

                                    (c)     If to Lifetime, to:

                                            Lifetime Hoan Corporation
                                            One Merrick Avenue
                                            Westbury, NY 11590
                                            Attention:  Mr. Milton L. Cohen
                                                        Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer
                                            Facsimile:  (516) 683-6116

                                            with a copy to:

                                            Bachner Tally Polevoy & Misher LLP
                                            380 Madison Avenue
                                            New York, NY 10017
`                                           Attention:  Steven A. Fishman, Esq.
                                            Facsimile:  (212) 682-5729

                           12.4 Waiver. Any Party may waive it rights to
compliance by another Party with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.

                           12.5 Binding Effect; Assignment. This Agreement shall
be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligation hereunder may be made by any Party (by operation of law or otherwise) without the prior written consent of the others and any attempted assignment without such required consent shall be void; provided, however, that no such consent shall be required of any Party for another Party to assign part or all of its rights under this Agreement to one or more of its subsidiaries or affiliates, but no such assignment by a Party of its rights or obligations hereunder shall relieve such party of any of its obligations under any of such agreements to the other parties hereto.

                           12.6 Counterparts. This Agreement may be executed in
one or more counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

                           12.7 Choice of Law; Jurisdiction; Forum. This
Agreement shall be governed by and construed in accordance with the law of the State of New York, without giving effect to conflict of law rules. BMC, USI, New Farberware, Syratech and Lifetime each (i) hereby agrees that any action brought with respect to or arising out of this Agreement shall be commenced only in New York State Court in the County and State of New York, Commercial Division and
(ii) consents to venue and personal jurisdiction in any such action and (iii) agrees that service of process in any such action may be accomplished in the same manner as is provided for the giving of notices pursuant to the provisions of Section 12.3 of this Agreement or in any other manner permitted by law.

                  IN WITNESS WHEREOF, this Settlement Agreement has been duly executed by each of the undersigned as of the day and year first above written.

                                       BRUCKNER MANUFACTURING CORP.

                                       By:
                                           ------------------------------
                                            Name:
                                            Title:

                                       U.S. INDUSTRIES, INC.

                                       By:
                                           ------------------------------
                                            Name:
                                            Title:

                                       FARBERWARE INC.

                                       By:
                                           ------------------------------
                                            Name:
                                            Title:

                                       SYRATECH CORPORATION

                                       By:
                                           ------------------------------
                                            Name:
                                            Title:

                                       LIFETIME HOAN CORPORATION

                                       By:
                                           ------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                           SUMMARY OF DISPUTED MATTERS


         1. The principal Disputed Matters that have arisen under the APA and the MSA (each as defined in the Settlement Agreement to which the Exhibit A is attached), include, without limitation, (i) disputes concerning valuation of the Inventory purchased by New Farberware and Lifetime pursuant to the APA, all as more clearly outlined in the Report of Independent Accountants, dated May 16, 1996, annexed hereto as Appendix A-I and in the Objection Notice, dated June 14, 1996, annexed hereto as Appendix A-II, (ii) the fulfillment by New Farberware of obligations under Section 1.5(b) of the APA with respect to warranties for replacement or repair of products manufactured or sold by BMC prior to the Closing under the APA (the "Closing"), (iii) the handling of accounts receivable following the Closing, including the retention by BMC and New Farberware, respectively, of receivables belonging to the other and responsibility for certain chargebacks asserted and claimed by customers of BMC against affiliates of Syratech, (iv) the responsibilities of BMC and New Farberware, respectively, with respect to advertising commitments referred to in Section 6.24 and Schedule
6.24 of the APA, (v) New Farberware's obligations with respect to certain finished goods inventory manufactured pursuant to the MSA and not yet paid for by New Farberware all as explained in paragraphs 2 and 3 of this Exhibit A, (vi) New Farberware's obligation with respect to purchase order No. 4672 issued by BMC to Shinyei for 3,450 open roaster pans, and (vii) certain claims asserted in a letter, dated October 22, 1996, from John F. Bendik to E. Merle Randolph and/or the invoices referred to therein.

            2. Pursuant to Section 6B of the MSA, New Farberware's Quality Control Inspector rejected the products set forth below, which were manufactured by BMC pursuant to the MSA, as not being "First Quality Finished Goods" as defined in Section 2A of the MSA.

    Item          Description            Unit         Quantity        Total Cost
    ----          -----------            ----         --------        ----------
                                         Cost
                                         ----
    08818     8 Pc. Cookware Set       $  46.90            198        $  9,286.20
    09818     9 Pc. Cookware Set          57.41            870          49,946.70
    10814    10 Pc. Cookware Set          59.77             62           3,705.74
    10822    10 Pc. Cookware Set          63.03          1,378          86,855.34
    14814    14 Pc. Cookware Set          68.71          1,268          87,124.28
    20800    20 Pc. Cookware Set          70.22            838          58,844.36
     8004     8 Pc. Set                   51.62          1,460          75,365.20
     840M    12 Qt. Pot                   23.54            396           9,321.84

and BMC contends that such rejection was improper.

            3. BMC has delivered to New Farberware and New Farberware has accepted certain products manufactured by BMC pursuant to the MSA, and BMC has issued its invoices therefor as follows:

INVOICE #          INVOICE DATE       INVOICE AMOUNT       DUE DATE
---------          ------------       --------------       --------
S1111              Aug. 26, 1996      387,133.63         Sep. 5, 1996
T3043              Aug. 26, 1996      1,800.00           Sep. 5, 1996
T3044              Aug. 26, 1996      2,700.00           Sep. 5, 1996
S1112              Aug. 26, 1996      509,352.32         Sep. 5, 1996
S1113              Aug. 27, 1996      506,538.59         Sep. 6, 1996
T3045              Aug. 27, 1996      3,000.00           Sep. 6, 1996
T3046              Aug. 28, 1996      2,100.00           Sep. 7, 1996

                                                                               3

INVOICE #          INVOICE DATE       INVOICE AMOUNT     DUE DATE
---------          ------------       --------------     --------
T1117              Aug. 28, 1996      387,884.21         Sep. 7, 1996
S1118              Aug. 29, 1996      226,764.53         Sep. 8, 1996
T3047              Aug. 29, 1996        1,800.00         Sep. 8, 1996
S1119              Aug. 30, 1996      269,068.55         Sep. 9, 1996

S1121              Aug. 30, 1996       1,043.00          Sep. 9, 1996
T3048              Aug. 30, 1996       2,400.00          Sep. 9, 1996
S1129              Sep. 12, 1996      37,243.44         Sep. 22, 1996
S1130              Sep. 12, 1996      43,538.88         Sep. 22, 1996

New Farberware has asserted that it is not obligated to pay the subject invoices pending resolution of its claim that BMC included "blems" and "Z-goods" in certain product sets covered by such invoices that were shipped to New Farberware; but BMC has rejected such contention.

                                EXHIBIT B

                  Obligations and Liabilities of New Farberware, Syratech and Lifetime, and Rights of BMC and USI Which are Not Released by the Settlement Agreement to Which this Exhibit B is Attached (the "Settlement Agreement")


            1. The obligations of Lifetime under Section 1.3(a) of the APA.

            2. The Assumed Liabilities, as defined in Section 1.5 of the APA (as that term is used in the Settlement Agreement), except to the extent that the obligations under Section 1.5(b) of the APA have been modified by Sections 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9(b) of the Settlement Agreement.

            3. The obligations of Buyer (which term for purposes of this Exhibit includes New Farberware, Syratech and Lifetime) under Sections 6.9, 6.11, 6.12(a), 6.12(b) and 6.19 of the APA.

            4. The obligations of Buyer under Section 6.23 of the APA.

            5. The obligations of Buyer and rights of BMC and USI under Section
8.3 of the APA, as modified by Section 9.1 of the Settlement Agreement.

            6. The obligations of Buyer, Syratech and Lifetime under Sections 9.1(b) of the APA, subject to the proviso that the agreements and other documents referred to in Section 9.1(b)(ii) shall mean such agreements and other documents, as modified by the Settlement Agreement.

            7. The rights and obligations of Buyer, Syratech and Lifetime under Sections 9.2, 9.3, 9.4 and 10.2 of the APA.

            8. The obligations of Buyer under Section 6 of one of the April 2, 1996 letter agreements among the Parties (as that term is defined in the Settlement Agreement), which modified and/or expanded certain provisions of the APA (the "first Closing Agreement").

                                    EXHIBIT C


                  Obligations And Liabilities of BMC And USI, and Rights of New Farberware, Syratech and Lifetime Which are Not Released by the Settlement Agreement to Which this Exhibit C is Attached ("The Settlement Agreement")


            1. The obligations and liabilities of BMC and USI with respect to
(i) liabilities associated with Excluded Assets and (ii) Excluded Liabilities.

            2. The obligations and liabilities of Seller (which term for purposes of this Exhibit C includes BMC and USI) under Sections 1.3(c), 6.3(b) and 6.20 of the APA.

            3. Seller's obligations under Section 8.3 of the APA, as modified by
Section 9.1 of the Settlement Agreement.

            4. Seller's obligations and liabilities under Section 9.1(a) of the APA except to the extent that its liabilities under Section 9.1(a)(iii) thereof have been modified by Section 5 of the Settlement Agreement and subject to the proviso that the agreements and other documents referred to in Section 9.1(a)(ii) shall mean such agreements and other documents as modified by the Settlement Agreement.

            5. Seller's rights and obligations and liabilities and Buyer's, Syratech's and Lifetime's rights under Sections 9.2, 9.3, 9.4, 10.1 and 10.2 of the APA.

            6. Seller's obligations under Section 6 of the first Closing Agreement (as defined in Exhibit B).

                                    EXHIBIT D

                        Leasehold Improvements Definition

            As used in the Settlement Agreement to which this Exhibit D is attached, the term "leasehold improvements" shall mean improvements that are a part of or incorporated into the premises commonly known as 415 Bruckner Boulevard, Bronx, New York (the "Premises") such as but not limited to the electric service (including meters, generators and central switching equipment), heating, plumbing and lighting fixtures and equipment, engines, dynamos, boilers, radiators, air make up and air conditioning equipment, compressors, ducts, pipes, conduits and fittings, and any freight or passenger elevators; but such term shall not (except as hereinabove specifically listed) mean or be deemed to include machinery and/or equipment of any kind (including, without limitation, conveyors and other product and material-handling devices) formerly used primarily for the conduct of the Business of BMC as conducted at the Premises and the electrical devices, conduits and connections that are attached or integral to, or are used or required for the operation of, such machinery and/or equipment; all without regard to whether the same are affixed to the Premises.

                                    EXHIBIT E

                             BMC-Owned Wrapped Goods

            The term "BMC-Owned Wrapped Goods", as used in the Settlement Agreement to which this Exhibit E is attached shall mean all wrapped goods located at premises commonly known as 415 Bruckner Boulevard, Bronx, New York other than the wrapped goods located on the date of the Settlement Agreement in the secured, locked, chain-link fenced area located at the most Westerly corner of the third floor, building # 3, 415 Bruckner Blvd. (convergence of Bruckner Blvd. and Southern Blvd.) to which New Farberware has been given the key.

                                    EXHIBIT F

                       1996 Standard Costs for Components,
               Raw Materials and Work in Process and Repair Costs
                           (Sections 3.2, 5.3 and 5.6)

                                    EXHIBIT G

                      1996 Standard Costs for Wrapped Goods
                     (sometimes in the Settlement Agreement
                        referred to as replacement items)
                             (Sections 5.3 and 5.6)

                                    EXHIBIT H

                                  Repair Costs
                                  (Section 5.6)

Automatic Drip Coffee Makers (ADC) All Models            $    6.50
Stainless Steel Perc Coffee Makers 4/8/12 Cup                 6.50
Stainless Steel Urns 23/36/55 Cup                            16.50
Electric Griddles                                             6.50
Electric Knife                                                2.75
Electric Fry Pans/Woks All Models                             7.50
Broiler Rotisserie 455/4550                                   8.50
Broiler 4400                                                  5.00
Contempra:
      CPGI                                                    1.00
      All Other Models                                        1.50
Convection Ovens:
      4800/4850                                              13.50
      TCT15                                                   9.50
Roasting Pans All Sizes                                       2.40
Cappuccino Maker                                              5.00
Hand Mixers All Models                                        4.50
Blenders                                                      4.75
Electric Tea Kettles All Models                               3.50
Stand Mixers All Models                                       5.65
Toasters All Models                                           3.30
Pasta Makers All Models                                       8.00
Irons All Models                                              5.00
Nutristeam B6018                                              4.50
Tea Kettles Non Electric All Models                           2.75

Pressure Cooker                                             $ 5.50
Cookware:
      All Single Open Stock Pieces                            2.00
      Sets:
            4 Pc.                                             4.00
            7 Pc.                                             7.00
            8 Pc.                                             7.00
            9/10 Pc.                                          8.00
            11 Pc. & Higher                                  10.00
      Coated Cookware (Millennium, Decathlon)                 9.50
            -Hamlin Stevens

                                                      FG
ITEM            DESC                                 CLASS      TSTD96

791C            Cover 800 Line 6 in                    C       1.47897
793C            Cover 800 Line 7.5 in                  C       1.86800
796C            Cover 800 Line 10 in High Dome         C       3.17791
797C            Cover 800 Line 7 in                    C       1.70966
798C            Cover 800 Line 8 in                    C       1.98323
799C            Cover 800 Line 10 in                   C       2.36870
840MC           Cover 800 Line 12 in                   C       3.86043
864C            Cover 800 Line 12 in                   C       3.08941
A1562C          Cover Dec + 12" High Dome              C       4.30710
A1915C          7" GLASS COVER                         C       3.37719
A1940C          8.5" GLASS COVER                       C       4.35127
A1952C          Cover Dec. + Line 7 in                 C       2.12403
A1953C          Cover Dec. + Line 7 in                 C       2.28237
A1954C          Cover Dec. + Line 8 in                 C       2.39760
A1958C          Cover Dec. + Line 10 in                C       2.78307
A1960C          10.5" GLASS COVER                      C       5.00489
A1962C          Cover Dec. + Line 12"                  C       3.49578
A3960C          10.5" GLASS COVER w/Classic K          C       4.59052
C2901C          Cover 900 Line 6 in                    C       2.21161
C2912C          Cover 900/MILL Line 12"                C       3.81405
C2915C          Cover 900/MILL Line 7 in               C       2.44230
C2930C          Cover 900/MILL Line 7 in               C       2.60064
C2940C          Cover 900/MILL Line 8 in               C       2.71587
C2960C          Cover 900/MILL Line 10 in              C       3.10134
C2962C          Cover 900 Line 10 in High Dome         C       3.88055
C8612C          Cover 800 Line 12" High Dome           C       4.03873
134BC           Cover, Perc                           CE       1.52365
155CC           Cover, 55 and 36 Cup                  CE       3.69421
343AC           Cover Large Wok                       CE       4.37090
344AC           Cover 900/MILL 12 in High Dome        CE       4.62537
B2000C          Cover Small Wok                       CE       3.37997
B3000C          Cover B3000                           CE       3.23118
CSURN           Cover, Standard Urn                   CE       2.65660
L1200C          Cover, 22 Cup                         CE       3.05423
L2315C          Cover Electric Teakettle              CE       2.21443
L600CC          Cover, Presentation Brewer            CE       9.43978
L650CC          Cover, Presentation Server            CE       9.29798
A2010AU         Uncoated Body, Mil Steamer Ins.       UC       5.84824
A2010U          Uncoated Body, Mil Steamer Ins.       UC       3.46492
A2020AU         Uncoated Body, Mil Dble Boiler        UC       5.71824
A2020U          Uncoated Body, Mil Dble Boiler        UC       3.33492

                                                      FG
ITEM            DESC                                 CLASS              TSTD96

C2010AU         Uncoated Body, Mil 1 Qt w/handle      UC                9.21117
C2010U          Uncoated Body, Mil 1 Qt               UC                4.58810
C2010AU         Uncoated Body Mil 1.5 Qt              UC                9.58389
C2015U          Uncoated Body Mil 1.5 Qt              UC                5.15057
C2020AU         Uncoated Body, Mil 2 Qt               UC                9.70883
C2020U          Uncoated Body, Mil 2 Qt               UC                5.27551
C2021AU         Uncoated Body, Mil 2 Qt W.P.          UC               10.52171
C2021U          Uncoated Body, Mil 2 Qt W.P.          UC                3.32000
C2030AU         Uncoated Body, Mil 3 Qt               UC               10.18162
C2030AU         Uncoated Body, Mil 3 Qt               UC               10.18162
C203OU          Uncoated Body, Mil 3 Qt               UC                5.78830
C2110AU         Uncoated Body, Mil 10 Qt              UC               19.32613
C2110U          Uncoated Body, Mil 10 Qt              UC               13.61419
C2112AU         Uncoated Body, Mil 12 Qt              UC               20.01850
C2112U          Uncoated Body, Mil 12 Qt              UC               14.29656
C2140AU         Uncoated Body, Mil 4 Qt               UC               12.78618
C2140U          Uncoated Body, Mil 4 Qt               UC                7.39189
C2160AU         Uncoated Body, Mil 6 Qt               UC               14.60296
C2160U          Uncoated Body, Mil 6 Qt               UC                9.39102
C2180AU         Uncoated Body, Mil 8 Qt               UC               15.03191
C2180U          Uncoated Body, Mil 8 Qt               UC                9.81997
C2307AU         Uncoated Body, Mil 7" Fry Pot         UC                8.94305
C2307U          Uncoated Body, Mil 7" Fry Pan         UC                4.85411
C2308AU         Uncoated Body, Mil 8" Fry Pan         UC               10.09135
C2308U          Uncoated Body, Mil 8" Fry Pan         UC                5.47828
C2310AU         Uncoated Body, Mil 10 Fry Pan         UC               12.86301
C2310U          Uncoated Body, Mil 10 Fry Pan         UC                7.68872
C2312AU         Uncoated Body, Mil 12 Fry Pan         UC               16.29667
C2312U          Uncoated Body, Mil 12 Fry Pan         UC               10.65238
C2340U          Uncoated Body, Mil 4 Qt Pot           UC                7.60612
C2450AU         Uncoated Body, Mil 10" Flair          UC               11.20050
C2450U          Uncoated Body, Mil 10" Flair          UC               11.20050
C2458AU         Uncoated Body, Mil 8" Flair           UC               10.73171
C2458U          Uncoated Body, Mil 8" Flair           UC                3.19000
C2462AU         Uncoated Body, Mil 12" Flair          UC               13.87612
C2462U          Uncoated Body, Mil 12" Flair          UC               13.87612
C2508AU         Uncoated Body, Mil 8.5" Sautee        UC               11.35237
C2508U          Uncoated Body, Mil 8.5" Sautee        UC                7.85811
C2510AU         Uncoated Body, Mil 5 Qt               UC               15.26177
C2510U          Uncoated Body, Mil 5 Qt               UC                9.94748

                                                      FG
ITEM            DESC                                 CLASS              TSTD96

C2512AU         Uncoated Body, Mil 12" Dtch Saut      UC               17.76095
C2512U          Uncoated Body, Mil 12" Dtch Saut      UC               12.38666
C2713AU         Uncoated Body, Mil 13.5" S.F.         UC               16.30443
C2713U          Uncoated Body, Mil 13.5" S.F.         UC               16.30443
C2810AU         Uncoated Body, Mil 10" Fry Pan        UC               14.57489
C2810U          Uncoated Body, Mil 10" Fry Pan        UC                7.86295
C2862AU         Uncoated Body, Mil 5 Qt w/handle      UC               14.89365
C2862U          Uncoated Body, Mil 5 Qt               UC               10.12171
C3612U          Uncoated Body, Mil 12" chick fry      UC               12.02980
C3811U          Uncoated Body, Clas Cot 1 Qt Pan      UC                4.38105
C3812U          Uncoated Body, Clas Cot 2 Qt Pan      UC                5.06846
C3813U          Uncoated Body, Clas Cot 3 Qt Pan      UC                5.62125
C3834U          Uncoated Body, Clas Cot 4 Qt Pot      UC                6.16556
C3836U          Uncoated Body, Clas Cot 8 Qt Pot      UC                7.75517
C3838U          Uncoated Body, Clas Cot 8 Qt Pot      UC                8.19325
C3857U          Uncoated Body, Cl 7" Fry Pan          UC                4.92148
C3859U          Uncoated Body, Cl 8.5" Fry Pan        UC                5.26123
C3860U          Uncoated Body, Cl 10" Fry Pan         UC                6.79261
C3863U          Uncoated Body, Cl 12" Fry Pan         UC               11.58630
719W            Wrapped Body, 8.5 x 13.5 RP            W                4.05496
766W            Wrapped Body, 11 x 17" Roasting        W                5.40955
801W            Wrapped Body, 1.5 Qt Pan               W                9.18578
811W            Wrapped Body, 1 Qt Pan                 W                8.60331
812W            Wrapped Body, 2 Qt Pan                 W                9.31983
813W            Wrapped Body, 3 Qt Pan                 W                9.87406
814W            Wrapped Body, 4 Qt Pan                 W               10.40361
831W            Wrapped Body, Steamer                  W                5.03762
832W            Wrapped Body, Double Boiler            W                4.90762
834W            Wrapped Body, 4 Qt Pot                 W               10.58945
836W            Wrapped Body, 6 Qt Pot                 W               12.12280
838W            Wrapped Body, 8 Qt Pot                 W               12.56088
840MW           Wrapped Body, 12 Qt Saucepot           W               18.68207
842BW           Wrapped Body, D. Boiler Bottom         W                9.45660
842TW           Wrapped Body, D. Boiler Insert         W                4.90621
843TW           Wrapped Body, Steamer Insert           W                5.03621
846MW           Wrapped Body, 16 Qt Cov SaucePot       W               20.43992
858W            Wrapped Body, 7" Fry Pan               W                8.85932
859W            Wrapped Body, 8" Fry Pan               W                9.57493
860W            Wrapped Body, 10" Fry Pan              W               11.04631
862W            Wrapped Body, 5 Qt Pot                 W               13.07376

                                                      FG
ITEM            DESC                                 CLASS              TSTD96

863W            Wrapped Body, 12" Fry Pan              W               15.02248
888MW           Wrapped Body, 18 Qt SaucePot           W               24.18116
A8010W          Wrapped Steamer Insert                 W                2.91391
A8020W          Wrapped Double Boiler Insert           W                2.78391
A9010W          Wrapped Body, 900 Steamer Ins.         W                6.51824
A9020W          Wrapped Mil Dbl Boiler Insert          W                6.38824
C8410W          Wrapped Body, 10 Qt Sauce Pot          W               17.50624
C8508W          Wrapped Body, 8.5" PRO Saute Pan       W               11.36240
C8510W          Wrapped Body, 10.5" PRO Saute          W               13.48775
C8612W          Wrapped Body, 12" Chicken Fryer        W               17.25579
C9100W          Wrapped, 1.5 Qt                        W               10.03781
C9102W          Wrapped, 2 Qt Sauce Pan                W                9.44770
C9120W          Wrapped, 2.5 Qt Sauce Pan              W               10.40863
C9140W          Wrapped, 3.5 Qt                        W               12.79423
C9220W          WRAPPED BODY-6Qt SAUCEPot              W               14.52572
C9240W          WRAPPED-8Qt SAUCEPot                   W               14.96380
C9310W          WRAPPED-8.5" SKILLET                   W               10.03552
C9320W          WRAPPED-10.5" SKILLET                  W               13.54693
C9340W          WRAPPED-12" SKILLET                    W               16.60059
C9520W          WRAPPED-10" AU GRATIN                  W               10.10490
C9540W          WRAPPED-12" AU GRATIN                  W               13.80940
H1400W          Wrapped Body 1.5Qt Casserole           W               11.45972
H1430W          Wrapped Body 2.5Qt Casserole           W               13.36731
H1460W          Wrapped Body 5Qt Casserole             W               15.01668
A1510W          Wrapped Dec+ Steamer Insert           WC                7.64921
A1520W          Wrapped Dec+ Dbl Boiler Insert        WC                7.51921
A2010W          Wrapped Mil Steamer Insert            WC                9.30771
A2010WW         Whit. Wrapped Mil Steam Insert        WC                9.88440
A2020W          Wrapped Mil Dbl Boiler Insert         WC                9.17771
A2020WW         Whit. Wrapped Mil Dbl Boiler Insert   WC                9.57440
C1015W          Wrapped Body Dec+1.5Qt                WC               11.59380
C1020W          Wrapped Body Dec 2Qt                  WC               11.78030
C1040W          Wrapped Body Dec 4Qt                  WC               13.58169
C1160W          Wrapped Body Dec 6Qt                  WC               16.17179
C1180W          Wrapped Body Dec 8Qt                  WC               16.77437
C1250W          Wrapped Body Dec+10" Fry Pan          WC               13.40790
C1252W          Wrapped Body Dec+12" Fry Pan          WC               17.77770
C1258W          Wrapped Body Dec+ 8.5" Fry Pan        WC               11.69340
C1308W          Wrapped Body Dec 8.5" Fry Pan         WC               11.69342
C1310W          Wrapped Body Dec 10" Fry Pan          WC               13.40791

                                                                               5

                                                      FG
ITEM            DESC                                 CLASS             TSTD96

C1312W          Wrapped Body Dec 12" Fry Pan          WC               17.77767
C1408W          Wrapped Body Dec 8" Omelet Pan        WC               15.75183
C1458W          Wrapped Body Dec+ 8" Omelet           WC               15.75183
C1502W          Wrapped Body Dec+ 2Qt                 WC               11.78030
C1504W          Wrapped Body Dec+ 4Qt                 WC               13.58170
C1515W          Wrapped Body Dec+1.5Qt                WC               11.59380
C1518W          Wrapped Body Dec+8Qt                  WC               16.77440
C1562W          Wrapped Body Dec+Chick Fryer          WC               22.45563
C1750W          Wrapped Body Dec+10" Stir Fryer       WC               16.96226
C2010W          Wrapped Body Mil 1Qt                  WC               12.55726
C2010WW         Whit. Wrapped Body Mil 1Qt            WC               11.86800
C2011W          Wrapped Body Mil 1Qt                  WC               12.63118
C2011WW         Whit. Wrapp Butt W Mil 1Qt            WC               11.64980
C2015W          Wrapped Body Mil 1.5Qt                WC               13.02717
C2015WW         Whit. Wrapped Body Mil 1.5Qt          WC               12.56460
C2017W          Wrapped Body Mil 1.5 Sugar Pan        WC               13.31977
C2020W          Wrapped Body Mil 2Qt                  WC               13.22730
C2020WW         Wrapped Body Mil 2Qt                  WC               12.75900
C2021WW         Wrapped Body Mil 2Qt WP               WC               13.94000
C2022W          Wrapped Body Mil 2Qt Windsor          WC               14.48676
C2030W          Wrapped Body Mil 3Qt                  WC               13.84097
C2030WW         Whit. Wrapped Body Mil 3Qt            WC               13.28710
C2110W          Wrapped Body Mil 10Qt                 WC               24.61302
C2110WW         Whit. Wrapped Body Mil 10Qt           WC               22.45420
C2112W          Wrapped Body Mil 12Qt                 WC               25.37482
C2112WW         Whit. Wrapped Body Mil 12Qt           WC               23.05940
C2140W          Wrapped Body Mil 4Qt                  WC               17.37932
C2140WW         Wrapped Body Mil 4Qt                  WC               15.36800
C2160W          Wrapped Body Mil 6Qt                  WC               19.39816
C2160WW         Whit. Wrapped Body Mil 6Qt            WC               16.74260
C2180W          Wrapped Body Mil 8Qt                  WC               20.04746
C2180WW         Wrapped Body Mil 8Qt                  WC               17.38000
C2307W          Wrapped Body Mil 7" Fry Pan           WC               12.82199
C2307WW         Wrapped Body Mil 7" Fry Pan           WC               11.81800
C2308W          Wrapped Body Mil 8" Fry Pan           WC               13.35738
C2308WW         Wrapped Body Mil 8" Fry Pan           WC               12.59600
C2310W          Wrapped Body Mil 10" Fry Pan          WC               17.32641
C2310WW         Wrapped Body Mil 10" Fry Pan          WC               15.28000
C2312W          Wrapped Body Mil 12" Fry Pan          WC               20.95509
C2312WW         Wrapped Body Mil 12" Fry Pan          WC               19.08600

                                                      FG
ITEM            DESC                                 CLASS              TSTD96

C2340W          Wrapped Body Mil 4Qt Pot              WC               17.54152
C2408W          Wrapped Mil 8.5" Omelet Pan           WC               17.13412
C2408WW         Wrapped Mil 8.5" Omelet Pan           WC               16.66190
C2410W          Wrapped Mil 10.5" Omelet Pan          WC               19.41980
C2410WW         Wrapped Mil 10.5" Omelet Pan          WC               18.85500
C2412W          Wrapped Mil 12" Omelet Pan            WC               25.14922
C2412WW         Wrapped Mil 12" Omelet Pan            WC               23.82820
C2450WW         Wrapped Mil 10" Flair Pan             WC               13.74040
C2451W          Wrapped Body Mil 10" Flair Pan        WC               15.24650
C2458WW         Wrapped Mil 8.5" Flair Pan            WC               13.13000
C2459W          Wrapped Body Mil 8" Flair Pan         WC               14.57230
C2463W          Wrapped Body Mil 12" Flair Pan        WC               18.17660
C2508W          Wrapped Mil 8.5" Saute Pan            WC               17.22422
C2508WW         Whit. Wrapped Mil 8.5" Saute Pan      WC               14.58450
C2510W          Wrapped Body Mil 5Qt                  WC               19.96615
C2510WW         Whit. Wrapped Body Mil 5Qt            WC               18.14780
C2512W          Wrapped Body Mil 12" Dch Saute        WC               22.65181
C2512WW         Wrapped Body Mil 12" Dch Saute        WC               20.48200
C2612W          Wrapped Body Mil 12" Griddle          WC               24.71480
C2612W          Wrapped Body Mil 12" Griddle          WC               24.71480
C2713W          Wrapped Body Mil 13.5" Stir Fry       WC               19.62530
C2713WW         Wrapped Body Mil 13.5" Stir Fry       WC               16.50900
C2719W          Wrapped Body Mil SM Roasting Pan      WC               15.82545
C2719WW         Wrapped Body Mil SM Roasting Pan      WC               10.61000
C2766W          Wrapped Body Mil LG Roasting Pan      WC               17.45464
C2766WW         Wrapped Body Mil LG Roasting Pan      WC               12.24700
C2810W          Wrapped Mil 10" Casserole             WC               19.11861
C2810WW         Wrapped Mil 10" Fry Pan               WC               16.38000
C2862W          Wrapped Body Mil 5Qt                  WC               19.57335
C2862WW         Whit. Wrapped Body Mil 5Qt            WC               17.36000
C3612W          Wrapped Body 12" Coat Chicken F       WC               21.36096
C3811W          Wrapped Body 1Qt ClasCote Pan         WC               11.49071
C3812W          Wrapped Body 2Qt ClasCote Pan         WC               12.28195
C3813W          Wrapped Body 3Qt ClasCote Pan         WC               12.99964
C3834W          Wrapped Body ClasCote 4Qt Pot         WC               13.97800
C3836W          Wrapped Body ClasCote 6Qt Pot         WC               15.81848
C3838W          Wrapped Body ClasCote 8Qt Pot         WC               16.37106
C3857W          Wrapped Body Cl 7" Fry Pan            WC               11.07172
C3859W          Wrapped Body Cl 8.5" Fry Pan          WC               11.88151
C3860W          Wrapped Body Cl 10" Fry Pan           WC               13.79400

                                                      FG
ITEM            DESC                                 CLASS              TSTD96

C3863W          Wrapped Body Cl 12" Fry Pan           WC               19.67079
C4040W          Wrapped Body Comm 4Qt                 WC               17.34614
C4408W          Wrapped BodyComm 8" Omelet            WC               17.70862
C4410W          Wrapped BodyComm 10"Omelet            WC               20.15938
C4412W          Wrapped BodyComm 12" Omelet           WC               24.93427
C4451W          Wrapped Body Comm 10" FLAIR           WC               16.40740
C4463W          Wrapped Body Comm 12" FLAIR           WC               19.04921
C4512W          Wrapped Body Comm 12" DSAUTE          WC               21.63990
C8713W          Uncoated Body 13" SF                  WC                9.71937
C8822W          Wrapped Body 2Qt Casserole (Pot)      WC                9.63710
155CNW          Wrapped Body 55 Cup Urn-Can           WE                1.43000
155CW           Wrapped Body 55 Cup Urn               WE               13.91830
455NW           Large Broiler Body                    WE                8.15630
L1200W          Wrapped Body 22 Cup Urn               WE                9.81113
L1360W          Wrapped Body 36 Cup Urn               WE               11.55174
L365CW          Wrapped Body 36 Cup Pres. Urn         WE               19.36870
L36NW           Wrapped Body 36 Cup Urn               WE                9.88174
L550CW          Wrapped Body 55 Cup Urn               WE               13.51040
L600CW          Wrapped Body 55 Cup Brewer            WE               21.73526
L650CW          Wrapped Body 65 Cup Server            WE               21.73526
L900CW          Wrapped Body 90 Cup Urn               WE               23.79445
R4400W          Small Broiler Body                    WE                7.45846
R4550W          Large Broiler Body                    WE                8.57436


                                                                     Standard
Item            Description                                            1996

719W            WRAPPED BODY 8.5x19                                   $4.0550
734             MIXING BOWLS UNCOVER                                   1.61000
786W            11X17 ROAST W/O RACK                                   2.27000
801W            Wrapped Body 1.5 Qt Pan                               $9.1858
811W            Wrapped Body 1Qt Pan                                  $8.8033
812W            Wrapped Body 2Qt Pan                                  $9.3198
813W            Wrapped Body 3Qt Pan                                  $9.8741
814W            4Qt SAUCEPAN W/O COVER                                 2.88000
831W            STEAMER INSERT STNLS                                   1.32000
832W            Wrapped Body DOUBLE BOILER                            $4.9076

                                                                     Standard
Item            Description                                            1996
834W            Wrapped Body 4Qt Pot                                 $10.5895
836W            Wrapped Body 6Qt Pot                                 $12.1228
838W            Wrapped Body 8Qt Pot                                 $12.5809
842TW           Wrapped Body Double Boiler Insert                     $4.9062
846MW           Wrapped Body 18Qt Cov Sa                             $20.4389
858W            Wrapped Body 7" Fry Pan                               $8.8593
859W            Wrapped Body 8" Fry Pan                               $9.5749
860W            Wrapped Body 10" Fry Pan                             $11.0469
862W            Wrapped Body 5Qt Pot                                 $13.0738
863W            Wrapped Body 12" Fry Pan                             $15.0225
886MW           Wrapped Body 18Qt Sauce                              $24.1812
A1510W          Wrapped Dec+ Steamer Insert                          $10.2181
A1520W          Wrapped Dec+ Double Boiler Insert                     $7.5182
A2010W          Wrapped Mil Steamer Insert                            $9.3077
A2020W          DOUBLE BOILER INSERT                                   2.46000
A9020W          DOUBLE BOILER INSERT                                   1.51000
C1015W          Wrapped Body Dec 1.5Qt                               $11.5938
C1020W          Wrapped Body Dec 2Qt                                 $11.7803
C1040W          Wrapped Body Dec 4Qt                                 $13.5817
C1160W          Wrapped Body Dec 6Qt                                 $16.1718
C1180W          8Qt OPEN DECTH S/Pot                                   3.88000
C1308W          Wrapped Body Dec 5.5" Fryer                          $11.8934
C1310W          Wrapped Body Dec 10" Fryer                           $18.4079
C1312W          Wrapped Body Dec 12" Fryer                           $17.7777
C1408W          8.5" OMELET PAN DEC                                    3.84000
C1750W          10" STIR FRY PAN DEC+                                  4.65000
C2010W          Wrapped Body Mil 1Qt                                 $12.5573
C2011W          Wrapped Body Mil 1Qt                                 $15.2010
C2015W          Wrapped Body Mil 1.5Qt                               $13.0272
C2016W          SUGAR/ICING PAN                                        3.57000
C2020W          Wrapped Body Mil 2Qt                                 $13.2273
C2021W          2 QT MILL WINDSOR S/P                                  3.54000
C2030W          Wrapped Body Mil 3Qt                                 $13.8410
C2110W          Wrapped Body Mil 10Q                                 $24.6130
C2112W          Wrapped Body Mil 12Qt.                               $25.3748
C2160W          Wrapped Body Mil 6Qt.                                $19.3982
C2180W          Wrapped Body Mil 8Qt.                                $20.0475
C2307W          Wrapped Body Mil 7" Fry Pan                          $12.8220
C2308W          8.5" FRY PAN MILL                                      3.54000
C2310W          Wrapped Body Mil 10" Fry P.                          $17.3264

                                                                     Standard
Item            Description                                            1996
C2312W          Wrapped Body Mil 12" Fry P.                          $20.9551
C2340W          Wrapped Body Mil 4Qt. Pot                            $17.5415
C2408W          Wrapped Mil 8.5" Omelette F                          $17.1341
C2410W          Wrapped Mil 10.5" Omelette                           $19.4198
C2412W          Wrapped Mil 12" Omelette F                           $25.1492
C2451W          Wrapped Body Mil 10" Flair                           $15.2485
C2508W          Wrapped Mil 8.5" Saute Pan                           $17.2242
C2510W          10" OPEN DUTCH SAUTE                                   5.80000
C2512W          Wrapped Body Mil 12" Dch S                           $22.8518
C2611W          12" SQUARE GRILL-MILL                                  5.84000
C2612W          Wrapped Body Mil 12" Gridd                           $24.7148
C2713W          13" STIR FRY UNCOAT                                    4.07000
C2719W          8.5x13.5 MIL ROASTER                                   3.78000
C2810W          Wrapped Mil 10" Casserole                            $19.1186
C2862W          Wrapped Body Mil 5Qt.                                $19.5734
C3811W          Wrapped Body 1QT ClasCot                             $11.4907
C3812W          Wrapped Body 2QT ClasCot                             $12.2820
C3813W          Wrapped Body 3QT ClasCot                             $12.9996
C3834W          Wrapped Body ClaCote 4 Qt                            $13.9780
C3836W          Wrapped Body ClaCote 6 Qt                            $15.6185
C3838W          Wrapped Body ClaCote 8 Qt                            $16.9711
C3857W          Wrapped Body Cl 7" Fry Pan                           $11.0717
C3859W          Wrapped Body Cl 8.5" Fry P                           $11.8815
C3883W          Wrapped Body Cl 12" Fry Pa                           $19.6708
C8410W          Wrapped Body, 10 Qt SauceP                           $17.5062
C8508W          Wrapped Body, 8.5% PRO Sat                           $11.3624
C8510W          Wrapped Body, 10.5" PRO S                            $13.4878
C8713W          13" OPEN STIR FRY                                      3.65000
C9100W          WRAPPED, 1.5 QT                                      $10.0378
C9102W          WRAPPED-2 QT SAUCEPA                                 $ 9.4477
C9120W          WRAPPED-2.5 QT SAUCEP                                $10.4086
C9140W          WRAPPED, 3.5 QT                                      $12.7942
C9220W          WRAPPED BODY-6 QT SA                                 $14.5257
C9240W          WRAPPED - 8 QT SAUCE                                 $14.9638
C9320W          WRAPPED - 10.5" SKILLET                              $13.5469
C9340W          WRAPPED - 12" SKILLET                                $16.6006
C9520W          WRAPPED-10" AU GRATIN                                $10.1049
C9540W          WRAPPED-12" AU GRATIN                                $13.8094
H1430W          Wrapped Body, 2.5 Qt Casse                           $13.3673

                                                                     Standard
Item            Description                                            1996
H1460W          Wrapped Body, 5 Qt Casser                            $15.0167
                                              Total

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P01008           Top Coating, Excalibur 50%                  $0.9563
P01011           SPOON, SOLID METAL HOAN #78019              $1.7173
P01012           SPATULA, (METAL) LIFETIME/HOAN              $1.7173
P01013           WARRANTY CERT, MILL. JAPAN                  $0.2380
P01014           REGISTRATION CARD MILL. JAPAN               $0.0760
P01015           USE AND CARE, MILLENNIUM JAPAN              $0.1630
P01016           PAN INSERT C201J MILL. JAPAN                $0.0300
P01017           PAN INSERT C202J MILL. JAPAN                $0.0300
P01018           PAN INSERT C203J MILL. JAPAN                $0.0300
P01019           PAN INSERT C214J MILL JAPAN                 $0.0300
P01020           PAN INSERT C218J MILL JAPAN                 $0.0300
P01027           SPATULA, PLASTIC BLACK HOAN                 $0.3784
P01030           PLASTIC TOOLS 5 PCS BLACK HOAN              $1.6500
P01041           7 PC PLASTIC CONTAINER SET                  $4.2220
P01043           WOK SPATULA                                 $0.0000
P01050           SS Wire, Decathlon (60%)                    $6.6300
P01051           PRIMER COAT, DECATHLON (50)%                $0.8766
P01052           TOP COAT, DECATHLON (50)                    $0.8766
P01059           GRAVY SEPARATOR, (HOAN)                     $1.0596
P01060           DIET SCALE, (HOAN)                          $2.1624
P01061           HOAN 4PC SSset 039,049,019,029              $6.2500
P01062           2 PC SSTEEL HOAN #78019,039                 $3.4345
P01069           S.S. Spray Wire                             $5.4570
P01070           Primer, DuPont 50%                          $0.7115
P01071           Top Coating, DuPont 60%                     $0.7115
P01074           Spag Tongs Hoan 78340 Black                 $0.7700
P01075           Cheese Grater Hoan 78480                    $1.0000
P01076           Spag Fork Hoan 79659 Black                  $0.6200
P01077           Spag Measure Hoan 78780 Black               $0.6600
P01079           18 PC FRYE SET (JL209)                      $3.8500
P02002           #lQx3/4 tap B RH screw                      $0.0325
P02010           # 8X3/8 TAP F PH SCR                        $0.0426
P02015           #10-24X2.061 RH SCR                         $0.1400
P02019           Screw, Sems                                 $0.0435
P02033           #8-32x906Sems Screw                         $0.0297
P02040           #10-24 x 1.593 Sems Screw                   $0.0483

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P02043           Projection Weld Nut                         $0.1927
P02045           #8 -32 x 1/4 R. H. Screw                    $0.0122
P02047           #8-32 x l/2 TAP F HEXH                      $0.0192
P02054           1/4-20LHX2.125 SEM SCR                      $0.0976
P02070           1/4-20 x 1/2 PH SCR                         $0.0404
P02077           #6-32 x 3/16 Phill. R.H. screw              $0.0168
P02079           #10-32 x I Machine Screw                    $0.0330
P02080           #6-32 x 1.750 T.H. Screw                    $0.0221
P02082           #6 X 3/8 TP PH Screw                        $0.0043
P02083           #6X5/8TP AB PH SCR                          $0.0125
P02084           #6-20 x1/4Self Tapping Screw                $0.0179
P02086           RIVET                                       $0.0026
P02087           RIVET                                       $0.0053
P02088           #6-32x1/2Stud                               $0.0262
P02089           #6-32 x1/4P.H. Screw                        $0.0086
P02091           #6 x1/4TP PH Screw                          $0.0082
P02094           #4x 5/16 TP AB PH Screw                     $0.0159
P02095           Standoff                                    $0.0627
P02102           #6-32 x 3/8 Screw, Sems                     $0.0168
P02106           RIVET                                       $0.0057
P02107           Rivet Stud                                  $0.0150
P02114           RIVET, Semitubular                          $0.0058
P02125           #8-32 x 1/2 P. H. Screw                     $0.0194
P02127           #8-32Xl/2 WLD STUD                          $0.0230
P02143           # 6X3/8TP BF PH SCR                         $0.0133
P02177           RIVET                                       $0.0051
P02180           #8-32x3/8 Weld Stud                         $0.0132
P02206           #6 X 3/8 SLF TP SCREW                       $0.0091
P02214           Stud                                        $0.0284
P02223           SELF TAP SCREW                              $0.0223
P02239           1/4-20 x 1 P. H. Screw                      $0.0517
P02243           KNURLED SCREW                               $0.0787
P02249           Screw, Sems                                 $0.0278
P02254           SCREW                                       $0.0827
P02255           RIVET                                       $0.0141
P02258           #6-20 X 112 TP PH Screw                     $0.0058

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P02259           #6X 3/4 TP Screw                            $0.0058
P02260           #6X 3/4 TP PH Screw                         $0.0062
P02263           SCREW                                       $0.0303
P02270           8-32X9/l6 UNC 2A PAN HD PHILL.              $0.0163
P02271           SOLID RIVET, SHORT                          $0.0309
P02272           SOLID RIVET (LONG)                          $0.0302
P02275           #6-32x3/8 HEX WSHR HD SCR                   $0.0132
P02276           #6x3/8 SELF-DRIL. WSHR HD SCR               $0.0107
P02278           #8XI/2 SELF-DRIL. WSHR HD SCR               $0.0123
P02300           Hex Nut 8-32                                $0.0098
P02301           Hex Nut #10-32                              $0.0113
P02326           Hex Nut 6-32                                $0.0030
P02342           Weld Nut                                    $0.0910
P02350           Hex Nut 15/32-32                            $0.0188
P02371           Weld Stud                                   $0.0127
P02372           #10-16 x .75 fh st Screw                    $0.0306
P02373           Retaining Ring                              $0.0049
P02374           Stud Receiver, Push On                      $0.0132
P02379           RETAINING CLIP                              $0.0314
P02380           WELD PIN                                    $0.0486
P02386           RIVET, SOLID SS .2485D x.562                $0.0741
P02534           WASHER                                      $0.0124
P02537           WASHER                                      $0.0110
P02546           #6 Ext Lock Washer                          $0.0022
P02548           #6 Flat Washer                              $0.0139
P02552           #8 Lock Washer                              $0.0025
P02555           Spring Grip Fastener                        $0.0405
P02557           Gasket                                      $0.4125
P02559           #8 Flat Washer                              $0.0213
P02560           WASHER                                      $0.0062
P02565           #6 Flat Washer                              $0.0144
P02568           1/4 Flat Washer                             $0.0263
P02573           5/16 Spring Washer                          $0.0177
P02601           1/4 Split Lock Washer                       $0.0115
P02603           #10 Lock Washer                             $0.0052
P02615           BUTTON PLUG                                 $0.0772

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P02616           #2 Lock Washer                              $0.0029
P02627           Terminat Cap Seal                           $0.0123
P02641           WASHER, FAUCET                              $0.0151
P02642           WASHER (GLASS COVER)                        $0.0724
P02708           Solder Ring                                 $0.1273
P02713           Brazing Ring, Heater                        $0.2521
P02715           Brazing Ring                                $0.0682
P02718           BRAZING RING                                $0.1208
P02721           Preform, Square                             $0.0364
P02724           Brazing Preform                             $0.0643
P02725           BRAZING PREFORM                             $0.0992
P02818           Cable Tie                                   $0.0150
P03007           Spacer Tube                                 $0.2035
P03009           Terminal Pin                                $0.0371
P03012           Terminal Pin                                $0.0763
P03026           Adapter, Split                              $0.0984
P03035           Knurled Nut                                 $0.0701
P03037           Spacer, Upper Motor Mount                   $0.0275
P03042           Motor Mount                                 $0.1034
P03046           Screen Standoff                             $0.0829
P03047           SPIT                                        $1.0938
P03056           Strike                                      $0.1390
P03095           SPACER URNS                                 $0.1546
P03099           SPIT ADAPTOR                                $0.4146
P03106           NUT, FAUCET                                 $0.3009
P04003           ELEMENT, HEATING                            $1.4900
P04011           Snap Action Thermostat                      $0.5489
P04020           Auxilliary Thermostat                       $0.7249
P04023           Perc Cordset                                $0.5843
P04037           CORD, JUMBO                                 $0.9865
P04050           Aux. Heating Element -50W                   $0.2290
P04055           Indicator Light                             $0.4455
P04057           Heating Element                             $3.0783
P04058           Terminal Assembly                           $0.1460
P04074           Regulating Themostat                        $4.0868
P04075           Motor wdh Leads                             $3.6931

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P04130S          HEATING ELEMENT 321 SILICON                 $ 1.0250
P04280S          KEATING ELEMENT 343A SILICON                $ 1.0353
P04286S          Heating Element -1400W                      $ 1.3148
P04297           CORD SET                                    $ 1.4603
P04299           THERMALFUSE                                 $ 0.1386
P04304           QUICK CONNECT TAB, DUAL                     $ 0.0268
P04308           Snap Action Thermostat                      $ 0.5983
P04311           Thermostat, Fan Control                     $ 1.0506
P04312           Switch, Two Position                        $ 0.6934
P04317           Indicator Light                             $ 0.3656
P04320           KETTLE ASSY                                 $ 4.4785
P04321           STEAMSTAT ZA                                $ 1.8109
P04322           CORD SET - ELECTRIC TEA KETTLE              $ 1.6810
P04326           Lead Wire                                   $ 0.1066
P04327           Lead Wire                                   $ 0.1501
P04328           Lead Wire                                   $ 0.1191
P04329           Lead Wire                                   $ 0.1429
P04330           Lead Wire                                   $ 0.1708
P04331           Lead Wire                                   $ 0.1015
P04333           Lead Wire                                   $ 0.0973
P04337           Lead Wire                                   $ 0.0973
P04341           Lead Wire                                   $ 0.1201
P04373           LEAD WIRE                                   $ 0.1056
P04374           LEAD WIRE                                   $ 0.0901
P04375           LEAD WIRE                                   $ 0.1170
P04376           ELECTRONIC TIMER                            $21.0373
Q25086           POWERM CORD                                 $ 0.7260
Q60020           CTT THERMAOSTAT                             $ 0.9639
P06003           DRIP PAN - 260S                             $ 2.5204
P06166           Drip Pan                                    $ 4.5382
P06382           HANDLES, BRASS WOK                          $ 0.9000
Q35016           CPG-1 REFLECTOR                             $ 0.9423
Q72016           ECB-72 REFLECTOR                            $ 1.4520
Q72027           ECB-72 GREASE TRAY                          $ 1.3000
P08004           SIDE HANDLE                                 $ 0.2198
P08016           HANDLE, PERC                                $ 0.6112

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P08018           Handle/Foot Combo                           $0.8488
P08023           KNOB                                        $0.2424
P08029           Cover Knob, perc                            $0.1266
P08030           HANDLE, LONG                                $0.5401
P08031           Handle, Black Plastic - Short               $0.2309
P08033           Handle, Black Plastic - Long                $0.3176
P08034           HANDLE, SIDE                                $0.1961
P08035           800 Line Knob                               $0.1461
P08039           Handle, Black Plastic - Side                $0.3257
P08083           Handle, Spit                                $0.2902
P08129           Perc Base,                                  $0.5996
P08139           Handle, Perc                                $0.4073
P08147           Terminal Shield                             $0.2483
P08244           1 QT. MIXING BOWL COVERS                    $0.0000
P08245           COVER PLASTIC                               $0.0000
P08246           COVER PLASTIC                               $0.0000
P08255           LEGS, HANDLE                                $1.0850
P08266           Ceramic Insulator                           $0.0792
P08271           Leg                                         $0.0700
P08288           Leg Bumper                                  $0.0359
P08394           Handle, Black Plastic - Side                $0.1530
P08514           URN BASKET                                  $1.4804
P08525           BASE                                        $0.7263
P08529           BASE, WOK                                   $1.0334
P08535           KNOB                                        $0.2809
P08537           HANDLE, SIDE                                $0.4091
P08544           RV LEG BMPR                                 $0.0476
P08551           RVC OVEN FLTR                               $2.6435
P08581           Urn Base, Commercial                        $2.4202
P08612           MARBLE INSERT                               $0.8751
P08638           Terminal Block                              $0.1438
P08655           Control Panel Top                           $1.9398
P08656           p086571 panel Door                          $1.0862
P08657           Control panel Bottom                        $2.6465
P08658           Control Panel Insert                        $1.3186
P08666           Timer Knob                                  $0.2887

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P08674           Glass                                       $1.6918
P08679           SPIT HANDLE                                 $0.3384
P08684           COVER Z4                                    $0.5884
P08685           RESET LEVER                                 $0.1049
P08687           O'RING                                      $0.0346
P08688           LOCKING RING                                $0.1269
P08689           BUMPER                                      $0.0310
P08690           Thermostat Knob                             $0.3119
P08691           Switch Knob                                 $0.2876
P08703           SIDE HANDLE, URN                            $0.4557
P08714           Knob, Decathlon                             $0.5605
P08715           SIDE HANDLE, DECATHALON                     $1.0073
P08716           STICK HANDLF, SHORT, DECATHLON              $1.3004
P08717           LONG STICK HANDLE, DECATHLON                $1.3004
P08718           OMELETTE PAN HANDLE, DECATH.                $1.3004
P08719           GROMMET, (GLASS COVER)                      $0.0100
P08725           KNOB, THERMOSTAT                            $0.6556
P08737           Grip, Rubber 12" COMMERCIAL                 $0.9680
Q10001           EIG-1 WHITE RYNITE BOWL                     $4.4951
Q11006           MMG-10 RECT. WHITE BOWL                     $4.0675
Q21002           TTO-1 WHITE CERAMIC DOMED LID               $6.8310
Q23005           CERAMIC BOWL, WHT, GRAY SCREEN              $8.7024
Q32005           SLATE BLUE BOWL ECB32                       $5.9010
Q33005           ECB33 BLACK BOWL                            $1.7800
Q37005           ECB-73 BLUE RECT BOWL                       $9.6200
040005           BOWL ECB-40                                 $7.3800
Q44005           ECB44 GREEN TERRA BOWL                      $8.5680
Q48005           HUNTER GREEN SQUARE BOWLS                   $7.8780
Q60028           CIT KNOB                                    $0.4300
QBASE            CERAMIC BASE                                $3.5730
P09026           Spout, Short                                $0.1928
P09053           ENDCAP                                      $0.2926
P09091           Spreader                                    $0.5503
P09092           Bracket, Well                               $0.1339
P09115           Bracket, Aux. Heating Element               $0.3270
P09117           Bracket, Faucet Support                     $0.1430

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P09118           Fan                                         $0.7149
P09122           Bracket, Duct Support                       $0.2829
P09135           Body Hinge                                  $0.1237
P09136           Grease Fitter                               $0.6123
P09137           SCREEN, UNFINISHED                          $1.3407
P09139           Spring Catch                                $0.1760
P09146           Terminal Strip                              $0.0816
P09201           SPIT REST BRACKET                           $0.2481
P09202           BRACKET, SPIT                               $1.1190
P09223           HANDLE, TUBULAR                             $0.5806
P09249           Hinge Frame                                 $0.3672
P09324           SIDE STRAP                                  $0.1900
P09341           RV HANDLE                                   $0.5648
P09363           Side Handle                                 $1.4300
P09396           Instrument Mounting Bracket                 $0.4518
P09403           Terminal Mounting Strip                     $0.0361
P09500           LOCK SPRING                                 $0.1161
P09502           Side Strap                                  $0.1393
P09503           Side Strap                                  $0.1313
P09508           Handle Ring                                 $0.0439
P09533           WIRE RACK - R4550                           $1.7451
P09535           STRAP, HEATING ELEMENT                      $0.6334
P09544           CROSS BAR                                   $0.3943
P09561           SUPPORTING STRAP                            $0.3716
P09576           WIRE RACK - 766                             $0.8868
P09579           Wire Rack                                   $2.5779
P09593           RACK, TEMPURA - 343A                        $0.9753
P09607           RV HANDLE                                   $0.8974
P09608           WIRE RACK - 719                             $1.1314
P09610           RACK, WIRE                                  $0.5777
P09622           WIRE RACK                                   $0.3510
P09654           ROUND BROWNER INSERTS                       $0.0000
P09689           Strike Frame                                $0.5110
P09691           WIRE BRACKET                                $0.2090
P09698           HANDLE, OMELETTE PAN                        $1.4907
P09717           STAND-WOK                                   $1.2037

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P09718           HANDLE, STICK ANGLD W/EXT. FLNG             $1.5468
P09719           BOTTOM ENCLOSURE, URNS                      $0.2724
P09731           PLATE, SIDE HANDLE WELD 8"                  $0.6491
P09732           PLATE, SIDE HANDLE WELD 10"                 $0.6491
P09733           PLATE, SIDE HANDLE WELD 12"                 $0.6491
P09734           PLATE, SHORT HANDLE WELD 5.4"               $0.4348
P09735           PLATE, LONG HANDLE WELD 6.6"                $0.4348
P09736           PLATE, LONG HANDLE WELD 7.4"                $0.4348
P09737           PLATE, LONG HANDLE WELD 10"                 $0.4348
P09738           PLATE, STIR FRY HANDLE WELD                 $0.4348
P09745           HINGE, BODY                                 $0.1879
P09746           HANDLE, LONG STICK METAL BAUM               $1.4382
P09749           SUPPORT BRACKET, LEFT                       $0.7517
P09750           SUPPORT BRACKET, RIGHT                      $0.7517
P09753           HANDLE, SHORT STICK METAL BAUM              $1.6479
P09755           TERMINAL MOUNTING STRIP                     $0.0361
P09772           HANDLE, 8.5" OMELETTE COMMERC               $0.8330
P09773           HANDLE, 10" OMELETTE COMMERC                $1,1070
P09782           Um heater Ass'y washer                      $0.3155
P09784           BOTTOM ENCLOSURE, HOUSEHOLD                 $0.2564
Q11055           MMG10 SUPPORT BARS                          $0.0699
Q11070           MMG-10 GRILL                                $0.6000
Q11081           ELEMENT BRACKET                             $0.1877
Q23011           BASE PLATE .030 GALV STEEL                  $0.5100
Q25022           SKEWERS, 12"                                $0.0597
Q25027           GREASE TRAY                                 $0.8000
Q25055           SUPPORT BAR                                 $0.0751
Q25070           COOKING GRILL                               $0.8000
Q25081           HEATING ELEMENT BRACKET                     $0.1877
Q27070           COOKING GRILL ECB-72                        $0.9000
Q35070           CPG-1 GRILL TOP                             $0.4137
Q35081           CPG-1 ELEMENT BRACKET                       $0.1877
Q40016           ECB-40 REFLECTOR                            $1.4400
Q40027           ECB-40 GREASE TRAY                          $1.2000
Q40070           ECB-40 GRILL                                $0.8450
Q40071           ECB40 BLK ENAMEL GRILL                      $2.1420

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
Q40081           ELEMENT BRACKET                             $0.1877
Q60030           CTT ALUMINUM CASTING                        $2.5880
Q74071           ECB74 BLK GRILL TOP                         $0.0000
P10002           NAMEPLATE 260                               $0.2892
P10057           Nameplate -Percolator                       $0.0793
P101000          SET CONTAINS LABEL, 05808                   $0.1775
P101001          SET CONTAINS LABEL, 07302                   $0.1775
P101003          $100 Coupons Violator Label                 $0.2650
P101004          $50 Coupons Violator Label                  $0.0950
P101006          BONUS LABEL, 14816                          $0.1900
P101007          SET CONTAINS LABEL, 14816                   $0.3100
P101008          SET CONTAINS LABEL, 17804                   $0.1775
P101010          SET CONTAINS LABEL, 05220                   $0.2560
P101011          SET CONTAINS LABEL, 17804                   $0.2250
P10154           NAMEPLATE                                   $0.0621
P10166           Label - Percolator                          $0.0316
P10321           COOKING GUIDE                               $0.3652
P10464           LABEL, POWER RATING                         $0.1499
P10483           LABEL NSF                                   $0.1109
P10489           RVA NAMEPLATE                               $0.1050
P10490           RVA NAMEPLATE                               $0.0707
P10497           NAMEPLATE                                   $0-2131
P10509           LABEL CSA 455NN                             $0.3693
P10515           SET CONTAINS LABEL-8004                     $0.2093
P10518           SET CONTAINS LABEL-9011                     $0.1050
P10529           SET CONTAINS LABEL-1504                     $0.1050
P10535           Label - Model No.                           $0.1339
P10541           SET CONTAINS LABEL-16803                    $0.0937
P10545           SET CONTAINS LABEL-11811                    $0.5513
P10546           SET CONTAINS LABEL-10814                    $0.1050
P10553           SET CONTAINS LABEL-8010                     $0.1470
P10554           SET CONTAINS LABEL-07820                    $0.1544
P10557           SET CONTAINS LABEL-09817                    $0.2160
P10559           SET CONTAINS LABEL-10816                    $0.1544
P10570           SET CONTAINS LABEL-17803                    $0.1529
P10571           NAMEPLATE                                   $0.1682

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10572           SET CONTAINS LABEL-11816                    $0.1250
P10575           SET LABEL                                   $0.5569
P10576           BILINGUAL LABEL,RETAIL CARTON               $0.1680
P10577           MODEL NUMBER LABEL                          $0.1896
P10578           FILTER PAPER (PACK OF 10)                   $0.0950
P10582           Label - UPC - T4800                         $0.0615
P10583           UPC LABEL T4850                             $0.0700
P10588           10818 LABEL                                 $0.2000
P10592           NAMEPLATE                                   $0.1810
P10593           KNOB NAMEPLATE                              $0.1010
P10594           POWER RATING LABEL                          $0.0759
P10596           UPC STICK-ON LABEL                          $0.0700
P10598           C910N SIDE LABEL TRILINGUAL                 $0.2993
P10602           C914N SIDE LABEL TRILINGUAL                 $0.2993
P10603           C914N BACK LABEL TRILINGUAL                 $0.2993
P10614           A901 SIDE LABEL TRILINGUAL                  $0.2993
P10615           A901N BACK LABEL TRILINGUAL                 $0.2993
P10620           0590N ONE PC LABEL TRILINGUAL               $0.2993
P10623           155CN BACK LABEL TRILINGUAL                 $0.0840
P10624           155CN SIDE LABEL TRILINGUAL                 $0.0840
P10626           142BN SIDE LABEL TRILINGUAL                 $0.0840
P10627           455NN BACK LABEL TRILINGUAL                 $0.0840
P10628           455NN SIDE LABEL TRILINGUAL                 $0.0840
P10631           LABEL, MODEL NUMBER                         $0.4927
P10636           Guarantee Label, Mill                       $0.0584
P10644           Cool Handle Label, Millennium               $0.0439
P10645           SET CONTAINING LABEL 10 PIECE               $0.2300
P10646           SET CONTAINING LABEL 7 PIECE                $0.2260
P10649           LABEL                                       $0.0130
P10650           LABEL                                       $0.1742
P10651           LABEL                                       $0.1500
P10652           LABEL                                       $0.4450
P10653           LABEL                                       $0.0580
P10655           LABEL                                       $0.1300
P10659           LABEL SET CONTAINS -12815                   $0.6000
P10662           BEAUTY SHOT LBL FOR P5711900S               $0.4900

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10668           SET CONTAINS LABEL 08815                    $0.1990
P10670           LABEL, MIL. JAPAN C237J                     $0.0380
P10671           LABEL, MIL. JAPAN C218J                     $0.0380
P10672           LABEL, MIL. JAPAN C250J                     $0.0380
P10673           LABEL, MIL. JAPAN C214J                     $0.0380
P10674           LABEL, MIL. JAPAN A202J                     $0.0380
P10675           LABEL, MIL. JAPAN A201J                     $0.0380
P10676           LABEL, MIL. JAPAN C202J                     $0.0380
P10677           LABEL, MIL. JAPAN C216J                     $0.0380
P10678           LABEL, MIL. JAPAN C230J                     $0.0380
P10679           LABEL, MIL. JAPAN C22IJ                     $0.0380
P10680           LABEL, MIL. JAPAN C201J                     $0.0380
P10681           LABEL, MIL. JAPAN C203J                     $0.0380
P10682           LABEL, 10YR NEVER-STICK                     $0.1640
P10684           SET CONTAINS LABEL 10823                    $0.1540
P10685           SET CONTAINS LABEL -13815                   $0.1540
P10686           SETS CONTAINS LABEL 14811                   $0.0650
P10687           SET CONTAINS LABEL -16805                   $0.1540
P10689           SET CONTAINS LABEL -12817                   $0.0650
P10690           SET CONTAINS LABEL -10822                   $0.1540
P10692           LABEL, 0822F SET CONTENTS                   $0.0750
P10693           LABEL, 1022F SET CONTENTS                   $0.0750
P10695           LABEL, 0821J SET CONTENTS                   $0.0750
P10696           LABEL, 0822J SET CONTENTS                   $0.0750
P10697           LABEL, 1022J SET CONTENTS                   $0.0750
P10698           LABEL, 08816 SET CONTENTS                   $0.0820
P10699           LABEL, 09818 SET CONTENTS                   $0.0820
P10700           LABEL, 09819 SET CONTENTS                   $0.0750
P10701           LABEL, 11818 SET CONTENTS                   $0.0850
P10702           LABEL, 12818 SET CONTENTS                   $0.0750
P10704           LABEL, MIL. JAPAN C248J                     $0.0380
P10705           LABEL, MIL. JAPAN C240J                     $0.0380
P10706           LABEL, SET CONTENTS 09223                   $0.1370
P10707           LABEL, SIDE PANEL 831F                      $0.0380
P10708           LABEL, BACK PANEL                           $0.0380
P10709           LABEL. SIDE PANEL 832F                      $0.0380

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10710           LABEL, BACK PANEL 832F                      $0.0380
P10711           LABEL, SIDE PANEL 813F                      $0.0380
P10712           LABEL, BACK PANEL 813F                      $0.0380
P10713           LABEL, SIDE PANEL 838F                      $0.0380
P10714           LABEL, BACK PANEL 838F                      $0.0380
P10715           LABEL, SIDE PANEL 863/4F                    $0.0380
P10719           SET CONTENTS LABEL 14812                    $0.1550
P10720           SET CONTENTS LABEL 24801                    $0.1550
P10721           SET CONTENTS LABEL 09821                    $0.1250
P10722           NAMEPLATE                                   $0.1542
P10724           CSA LOGO FOR PACKAGING                      $0.1975
P10725           ROLLED LABEL FOR 7019                       $0.1050
P10726           ROLLED LABEL FOR 8004                       $0.1050
P10727           ROLLED LABEL FOR 9011                       $0.1050
P10728           ROLLED LABEL FOR 1207                       $0.1050
P10729           ROLLED FOR 1504                             $0.1050
P10730           ROLLED LABEL FOR P10503                     $0.1050
P10731           ROLLED LABEL FOR 10814                      $0.1050
P10732           ROLLED LABEL FOR 09817                      $0.1050
P10734           ROLLED LABEL FOR 13813                      $0.1050
P10735           ROLLED LABEL FOR 11816                      $0.1050
P10736           ROLLED LABEL FOR 10820                      $0.1120
P10737           ROLLED LABEL FOR 13815                      $0.1050
P10738           ROLLED SET LABEL FOR 10821                  $0.1050
P10739           ROLLED LABEL FOR 10823                      $0.1050
P10740           ROLLED LABEL FOR 14811                      $0.1050
P10741           ROLLED LABEL FOR 12816                      $0.1050
P10742           ROLLED LABEL FOR 12817                      $0.1050
P10744           ROLLED LABEL FOR 09818                      $0.1050
P10745           SET LABEL ON ROLL FOR 10818                 $0.2200
P10746           SET LABEL ON ROLL FOR 11818                 $0.1370
P10747           SET ON ROLL FOR 09222                       $0.2130
P10748           SET LABEL ON ROLL FOR 0821J                 $0.2150
P10749           LABEL ON ROLL FOR 12815                     $0.1120
P10750           SET LABEL ON ROLL FOR 15807                 $0.1120
P10751           SET LABEL FOR 12818 ON ROLL                 $0.1120

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10752           SET LABEL FOR 09223                         $0.0830
P10753           SET LABEL ON ROLL FOR 0582F                 $0.0770
P10754           SET LABEL FOR 16805                         $0.0770
P10756           LABEL ON ROLL FOR 0583F                     $0.0770
P10757           SET LABEL ON ROLL FOR 10822                 $0.1050
P10760           08816 Set Contains Label                    $0.3600
P10764           SET CONTENTS LABEL, 05803                   $0.1158
P10765           SET CONTENTS LABEL, 09820                   $0.1158
P10766           SET CONTENTS LABEL, 09822                   $0.1158
P10767           SET CONTENTS LABEL, 11820                   $0.1158
P10769           POP, LABEL                                  $0.6630
P10770           SET CONTENTS LABEL, 11819                   $0.1158
P10772           VIOLATOR LABEL 7" MIL FRY PAN               $0.1600
P10773           SET CONTAINS LABEL 08817                    $0.1350
P10774           SET CONTAINS LABEL 15808                    $0.1350
P10775           SET CONTAINS LABEL 18804                    $0.1350
P10777           SET CONTAINS LABEL 10824                    $0.1350
P10778           SET LABEL 14813                             $0.1350
P10784           SET CONTENTS LABEL 05802                    $0.1320
P10785           SLEEVE C2011 TRY-ME 1QT BTRWMR              $0.7276
P10786           SET CONTENTS LABEL 11821                    $0.1350
P10787           CSA BROILER LABEL                           $0.3900
P10788           SET CONTENTS LABEL, 07821                   $0.1375
P10791           SET CONTENTS LABEL, 05805                   $0.1150
P10792           BONUS LABEL, 7 PC PLASTIC SET               $0.3000
P10794           SET CONTAINS LABEL, 07822                   $0.1850
P10795           SET CONTAINS LABEL, 08818                   $0.1850
P10800           DEHYDRATION RACK LABEL                      $0.4000
P10802           SET CONTENTS LABEL, 07224 MIL.              $0.1100
P10803           SET CONTAINS LABEL, 07225                   $0.1100
P10804           SET CONTAINS LABEL, 07228                   $0.1100
P10805           SET CONTAINS LABEL, 10222                   $0.1100
P10806           SET CONTAINS LABEL, 10224                   $0.1100
P10807           SET CONTAINS LABEL, 10226                   $0.1100
P10811           SET CONTAINS LABEL, 08819                   $0.1850
P10812           SET CONTAINS LABEL, 09823                   $0.1850

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10819           SET CONTAINS LABEL -08220                   $0.2950
P10820           SET CONTAINS LABEL, 10227                   $0.2950
P10821           PAN LABEL, DECATHLON                        $0.0394
P10825           SET CONTAINS LABEL, 09224                   $0.1930
P10826           SET CONTAINS LABEL, 10225                   $0.1930
P10829           LABEL, JAP. MIL PAN                         $0.1600
P10830           LABEL, SET CONTAINS 10100                   $0.1400
P10831           LABEL, SET CONTAINS 07100                   $0.1400
P10832           LABEL, SET CONTAINS 06100                   $0.1400
P10840           SET BUILDERS LABEL, 04801                   $0.1150
P10841           SET BUILDERS LABEL, 04802                   $0.1150
P10842           SET BUILDERS LABEL, 04803                   $0.1150
P10843           SET CONTAINS LABEL, 06220                   $0.2850
P10863           SET CONTAINS LABEL - 08819                  $0.2430
P10864           SET CONTAINS LABEL - 10826                  $0.2430
P10865           SET CONTAINS LABEL-16803                    $0.1680
P10868           LABEL, 14814 SET CONTAINS                   $0.2950
P10869           LABEL, 13220 SET CONTAINS                   $0.1850
P10870           LABEL, 12221 SET CONTAINS                   $0.1850
P10871           LABEL, MODEL NUMBER T490C                   $0.1339
P10872           NAMEPLATE, T490C                            $1.9278
P10874           LABEL, BONUS 12221,13220 SET                $0.1900
P10876           LABEL, 15809 SET CONTAINS                   $0.3350
P10877           LABEL & UPC CODE 1.5X5 A2010                $0.0560
P10878           LABEL & UPC CODE 1.5X5 A2020                $0.0560
P10879           LABEL & UPC CODE l.5X5 C2010                $0.0560
P10880           LABEL & UPC CODE 1.5X5 C2030                $0.0560
P10881           LABEL & UPC CODE 1.5X5 C2140                $0.0560
P10882           LABEL & UPC CODE 1.5X5 C2160                $0.0560
P10883           LABEL & UPC CODE 1.5X5 C2180                $0.0560
P10884           LABEL & UPC CODE 1.5X5 C2210                $0.0560
P10885           LABEL & UPC CODE 1.5X5 C2220                $0.0550
P10887           LABEL & UPC CODE 1.5X5 C2410                $0.0550
P10888           LABEL & UPC CODE 1.5X5 C2408                $0.0560
P10889           LABEL & UPC CODE 1.5X5 C2510                $0.0560
P10890           LABEL & UPC CODE 1.5X5 C2512                $0.0560

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10891           LABEL & UPC CODE 1.5X5 C2020                $0.0560
P10892           LABEL, BONUS 6PC TOOL SET                   $0.1050
P10895           LABEL, 12819 SET CONTAINS                   $0.1050
P10897           LABEL SS NONCLAD SMALL                      $0.0139
P10898           LABEL SS NONCLAD LARGE                      $0.0230
P10899           Guarantee Label, Mill                       $0.0578
P10900           POP, LABEL -REVISED                         $0.6630
P10910           LABEL, SET CONTAINS 11822                   $0.2300
P10916           LABEL, MACEY E BOX FIRST QUAL.              $0.0320
P10917           LABEL, SET CONTAINS 08223                   $0.2200
P10922           LABEL, SET CONTAINS 10829 RO                $0.1400
P10928           LABEL, Set Contains 09815                   $0.3600
P10938           label, bonus $50 coupon book                $0.1750
P10950           label, set contains 07230                   $0.2700
P10951           label, set contains 07231                   $0.1700
P10954           label, set contains 08226                   $0.3320
P10955           label, bonus 3pc SS Spoon & Sp              $0.7980
P10958           NAMEPLATE                                   $0.1750
P10960           LABEL, PAN U&C C4408 Comm                   $0.7917
P10962           Label, bonus 4pc pasta set                  $0.2800
P10963           Label, set contains 14814                   $0.2900
P10964           LABEL, PAN U&C G4410 Comm                   $0.7100
P10965           LABEL, PAN U&C C4412 Comm                   $0.7100
P10966           LABEL, PAN U&C C4512 Comm                   $0.7100
P10967           LABEL, PAN U&C C4451 Comm                   $0.7917
P10968           LABEL, PAN U&C C4463 Comm                   $0.7100
P10971           LABEL CLASSICOTE LARGE PAN                  $0.1100
P10972           LABEL CLASSICOTE SMALL PAN                  $0.0275
P10975           LABEL, SET 11823                            $0.4500
P10976           Label, Bonus 2pc Spoon & Spat               $0.2930
P10978           NAMEPLATE, B3301                            $0.0990
P10979           LABEL, SET CONTAINS 07823                   $0.3750
P10985           LABEL, SET CONTAINS 08227                   $0.2950
P10993           LABEL, $5 REBATE,EXP 6/30/96                $0.2250
P10997           SET CONTAINS LABEL, 09224                   $0.2530
P10998           $30 COUPON VIOLATOR                         $0.0950

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P10999           SET CONTAINS LABEL, 05807                   $0.1775
Q60022           FONDUE FORKS                                $0.0000
Q72055           ECB72 SUPPORT BAR                           $0.0000
Q90002           X30 XENMORE LITHO LABELS                    $0.1320
Q90005           BISTRO CARTON LABELS                        $0.1420
Q90006           ECB-41 CANADIAN LABELS                      $0.9020
Q90012           ECB-72 CARTON LABELS                        $0.2220
Q90014           ECB-41 CARTON LABELS                        $0.2470
Q90018           RRI05 CARTON LABELS                         $0.5690
Q90019           ECB-74 CARTON LABELS                        $0.4330
Q90020           ECB-46 CARTON LABELS                        $0.6480
Q90021           CTT-01 CARTON LABELS                        $0.6510
P11066           Vibration Mounting Grommet                  $0.0670
P11067           Insulation Grommet                          $0.1018
P11068           Strain Relief Bushing                       $0.0181
P11071           Heat Transfer Tube                          $0.2021
P11121           STRAIN RELIEF BUSHING                       $0.0300
P11122           Grommet, Control Panel Brkt                 $0.2836
P11145           Sleeve                                      $0.0968
P11150           PRESSURE PAD                                $0.0263
P12045           Polybag 13 x 18 x 4                         $0.0220
P12046           Polybag 18 x 24 x 4                         $0.0370
P12047           POLYBAG 22 X 24 X 4                         $0.0490
P12049           POLYBAG                                     $0.0410
P12052           Polybag 23 x 17 x 31                        $0.2020
P12065           Bubble Bag                                  $0.0950
P12066           Bubble Bag                                  $0.3391
P12077           BUBBLE BAG, 10 X 1 0                        $0.1360
P12078           BUBBLE BAG, 13 X 13                         $0.1880
P12079           Polybag broiler parts                       $0.0430
P13075           Ferrule Ass'y Small                         $0.3478
P13103           Well Assembly                               $3.2461
P13120           BODY LOCATER                                $1.6772
P131201          GRIDDLE CASTING ASS'Y                       $16.0521
P131267          FERRULE ASSEMBLY                            $0.4962
P131316          MEAT HOLDER ASS'Y                           $0.7421

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P131347          HEATING ELEMENT W/TERMINAL S                $4.2343
P131353          MIXING BOWL SET-BULK COVERED                $5.5588
P131353U         3 PC MIX BOWL SET W/O COVERS                $4.7272
P131354          Pump Head Ass'y                             $0.5918
P131357          PUMP HEAD ASSY 142                          $0.7047
P131364          FAUCET ASS'Y COMPLETE                       $1.0439
P131370          PUMP HEAD ASSY 138                          $0.6409
P131399          HTG ELEM ASSY W/TERM SHIELD                 $4.1820
P131414          Oven Cordset                                $1.2911
P131415          Oven Cordset ASSEMBLY                       $1.3610
P131420          AUX. HEATER ASSY                            $0.3629
P131450          AUX. HEATER ASSY                            $0.5855
P131455          OVEN Timer and bracket ass'y                $3.8866
P131484          DOOR ASSEMBLY                               $30.3258
P13150l          Never Stick Heat Control Plug               $3.2514
P131577          METAL/PLASTIC KNOB ASSY                     $0.6375
P131700          BRASS WOK ASSRY                             $11.4100
P131719          FAUCET ASSY, PRESENTATION URN               $9.3500
P131721          7" GLASS COVER ASS'Y                        $2.1520
P131723          8.5" GLASS COVER ASS'Y                      $3.0741
P131724          10.5" GLASS COVER ASS'Y                     $3.7277
P131842          4 CUP BASKET/SPREADER ASS'Y                 $1.9750
P131843          8 CUP BASKET/SPREADER ASS'Y                 $2.1081
P131844          12 CUP BASKET/SPREADER ASS'Y                $2.3743
P13188           Fusible Link Ass'y                          $0.2812
P131899          MULTI-STEAMER, SOURCED BULK                 $5.9260
P131920          PASTA-INSERT, SOURCED BULK                  $10.3315
P13277           DBL. BOILER INSERT, BULK (832)              $4.2899
P13289           Door Hinge Ass'y                            $0.4113
P13290           Impeller Assembly                           $0.9746
P13291           Um Fusible Link Ass'y                       $0.3021
P13590           Heat Control Plug                           $3.2710
P13715           ROTISSERIE MOTOR                            $6.9000
P13939           Metal Knob- Millennium, 900                 $0.8787
Q21080           TTO-1 ELEMENT/BRKT ASSEBLY                  $3.9040
Q21088           POWER CORD/THERMASTAT                       $3.3240

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
Q23004           GLASS LID, WHT KNOB, FGR GUARD              $1.9990
Q50100           RANGE ROVER SGLE SAND MKR                   $3.2000
Q50102           RANGE ROVER DBLE MKR                        $4.5100
Q50103           RANGE ROVER HOT DOGGER                      $4.5100
050105           RANGE ROVER BELG WAFFLER                    $4.2700
Q52005           CMG-2 BLACK BOWL SET                        $8.2400
Q72080           ECB-72 ELEMENT/BRT ASSBLY                   $2.7670
QFONDUE          FONDUE W/LID                                $8.2050
P15013           U&C BOOK 260                                $0.2919
P15120           U&G BOOK 455N                               $0.2790
P15239           USE & CARE SHEET                            $0.0101
P15253           Direct Mail Piece                           $0.2379
P15290           Combined Serv List + U & C                  $0.0543
P15291           GD TO PNHNDLNG                              $0.1084
P15314           343A/321/B2000 U/C                          $0.2699
P15316           USE & CARE INSERT                           $0.0442
P15333           Use & Care, Percs                           $0.0433
P15340           Use & Care, Std Ums                         $0.0670
P15341           U & C                                       $0.1135
P15356           USE & CARE ELECTRIC TEA KETTLE              $0.2293
P15360           U&C BOOKLET-BILINGUAL                       $0.4325
P15362           BILINGUAL U&C BOOK,800 W/O S.S              $0.1705
P15368           USE & CARE BOOK                             $0.0400
P15371           COOKING SCHOOL CERTIFICATE                  $0.0895
P15374           RECIPE BOOKLET                              $0.7079
P15375           FRENCH USE & CARE BOOK 455NN                $0.6450
P15378           Hang Tag, Millennium                        $0.1243
P15379           Use & Care, Millennium                      $0.0515
P15381           USE & CARE BOOKLET                          $0.6703
P15382           USE AND CARE INSERT, STEAMER                $0.0465
P15392           USE & CARE INSERT, STIR-FRY                 $0.0789
P15398           BI-LINGUAL GUIDE TO PAN HNDLNG              $0.1352
P15400           Use & Care, B2960                           $0.4163
P15401           Inquiry Card                                $0.0157
P15407           DISCOUNT COUPONS/ENVELOPE, $50              $0.3266
P15410           USE AND CARE - PRES. URNS                   $0.2108

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P15413           USE & CARE, MILL. ROASTERS                  $0.2146
P15414           USE AND CARE BOOKLET DECATHLON              $0.1881
P15418           GUARANTEE CERT. DECATHLON                   $0.3114
P15419           Use & Care, Decathlon Plus                  $0.1946
P15420           Guarantee Cert., Decathlon Plus             $0.1784
P15421           USE & CARE BOOKLET                          $0.2541
P15422           USE & CARE CLASSICOTE OPEN ST               $0.0416
P15425           Hang Tag, Millennium                        $0.1243
P15426           Guarantee Certificate, Mill.                $0.0616
P15427           Use & Care, Millennium                      $0.0616
P15428           USE & CARE-B3022-REVISED                    $0.4487
P15429           Use & Care, B2960                           $0.3850
P15430           USE&CARE,MILL.ROASTERS-REVISED              $0.2146
P15431           IN-RL MILL. USE & CARE-REVISED              $0.5244
P15433           Use & Care, Household Ovens                 $0.4287
P15434           Use & Care, classic tri-lingua              $0.0820
P15435           USE & CARE-Classicote Elec. Fry             $0.1950
P15436           Use & Care, Multi-Steamer Clas              $0.1280
P15439           Use & Care, Pasta-Insert Generic            $0.1280
P15441           Use & Care, Generic Classi Cote             $0.1290
P15442           $30 coupon book                             $0.1600
P15443           $100 coupon book                            $0.4350
P15444           $50 coupon book                             $0.1490
Q25141           USE & CARE BOOK                             $0.5403
Q36141           CPG-1 USE & CARE                            $0.0417
P56704S          SINGLE CTN                                  $0.2205
P56708S          SINGLE 708                                  $0.2310
P5702100S        INDIVIDUAL CARTON                           $0.6981
P570322101       insert, 03221                               $0.2698
P5703221M        master, 03221                               $0.8319
P5703221S        set box, 03221                              $2.3700
P570821JS        SINGLE CARTON, JAPAN SET 0821J              $3.2057
P5709815M        CARTON,MASTER                               $0.6678
P571022001       TRAY/DIE CUT (10 PC) MIL. SET               $0.4192
P5710220M        MASTER, (10 PC) MILLENNIUM SET              $1.1750
P5710220S        SINGLE, MILL SET REV B (07220)              $2.0156

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P571022FM        MASTER 10 PC MILLENNIUM INT'L               $1.9090
P571022JM        MASTER, 10 PC MILLENNIUM JAPAN              $1.6012
P571022S         INDIV. MASTER CARTON (SPIEGEL)              $0.9072
P5710827S        CARTON, SINGLE                              $0.6712
P57134BM         Master Carton 134B                          $1.0406
P57134BS         Single Carton 134B                          $0.5527
P57138BM         MASTER 138B (6)                             $0.9447
P57138BS         SINGLE 138B                                 $0.7398
P57142BO3        Styrofoam Inserts - 2 pieces                $0.3460
P57142BM         MASTER 142B (6)                             $0.8714
P57142BS         SINGLE 142B                                 $0.7285
P57155CM         Master Carton 155C                          $1.2079
P57155CS         Single Carton 155C                          $1.8358
P5717220M        MASTER BOX, 17220 2 PER                     $1.3057
P5717220S        LARGE SET BOX, 17220 MILL                   $3.8610
P571722RS        RESHIPPER, BOX 1722R                        $2.2165
P5720800S        LARGE SET BOX, 20800 RESHIP.                $2.5521
P5722800S        LARGE SET BOX, 22800 RESHIP.                $2.1291
P57260S01        D/C                                         $0.8112
P57260SM         CARTON, MASTER (3)                          $1.9129
P57260SS         CARTON, SINGLE                              $2.5201
P5732201         Styrofoam Tray for Frypans                  $0.7420
P57322S          SINGLE CARTON 322                           $1.0129
P57343AM         MASTER CARTON (3) 343A                      $1.8001
P57343AS         SINGLE CARTON 343A                          $1.1534
P57344AM         Master Carton 344A                          $1.3574
P5736800S        LARGE SET BOX 36800 RESHIP.                 $1.8988
P57450NS         SINGLE CARTON                               $1.5233
P57455N01        STYROFOAM                                   $1.5134
P57455N02        DIE CUT                                     $0.4399
P57455N03        DIE CUT                                     $0.5048
P57455NM         MASTER                                      $1.3564
P57455NS         SINGLE                                      $1.8659
P57460503        Styrofoam Inserts - 2 pieces                $3.2720
P57700S          COOKIE SHEET                                $0.4389
P57705S          705 DEEP FRY KIT SINGLE                     $0.2262

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57719ES         SINGLE CTN, 719E UPC & MODEL #              $0.4418
P57719M          #719 MASTER (3) CARTON                      $1.2549
P57719S          #719 SINGLE CARTON                          $1.1684
P57734M          #734 MASTER CARTON                          $1.1483
P57734S          #734 SINGLE CARTON                          $0.4785
P5776201         762 D/C                                     $0.1746
P57762M          762 MASTER                                  $0.8951
P57762S          762 SINGLE                                  $0.6750
P57766ES         SINGLE CTN, 766E UPC & MODEL #              $0.9785
P57766M          #766 MASTER (3) CARTON                      $1.0829
P57766S          #766 SINGLE CARTON                          $1.3057
P57801&M         Master Carton 1.5 Qt                        $0.9532
P57801&S         Single Carton 1.5 qt                        $0.5725
P57810S          SINGLE                                      $0.2436
P57811ES         SINGLE CARTON 811 E 1 QT.                   $1.1947
P57811M          MASTER (6) 811                              $0.9447
P57811S          SINGLE 811                                  $0.7407
P57812ES         SINGLE CARTON-812E 2 QUART                  $1.0002
P57812M          MASTER 812(6)                               $0.8761
P57812S          SINGLE 812                                  $0.6937
P57813ES         SINGLE CARTON 813E 3 QT.                    $0.5339
P57813M          MASTER 813(6)                               $1.1015
P57813S          SINGLE 813                                  $1.0406
P57814M          MASTER                                      $0.8499
P57814S          SINGLE                                      $1.7277
P57831M          #831 MASTER (4) CARTON                      $1.2173
P57831S          #831 SINGLE CARTON                          $1.1205
P57834ES         SINGLE CARTON 834E 4 QT.                    $0.6599
P57834M          CARTON MASTER (3 PACK)                      $0.6599
P57834S          CARTON SINGLE 834                           $0.9804
P57836ES         SINGLE CARTON 836E 6 QT.                    $0.8056
P57836M          MASTER 836(3)                               $0.8836
P57836S          SINGLE 836                                  $0.9804
P57838ES         SINGLE CTN, 838E UPC & MODEL #              $1.0791
P57838M          MASTER 838(3)                               $1.1299
P57838S          SINGLE 838                                  $1.0101

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57840MES        SINGLE CARTON 840ME 12 QT.                  $1.5980
P57840MM         CARTON, MASTER (3 PACK)                     $1.4617
P57842S          SINGLE 842                                  $1.5209
P57846M          MASTER 846(3)                               $1.2081
P57846MM         CARTON, MASTER (3 PACK)                     $1.4044
P57846MS         CARTON, SINGLE 846M                         $1.5510
P57858M          858 MASTER                                  $0.7520
P57858S          858 SINGLE                                  $1.6638
P5786201         862 D/C                                     $0.0445
P57862M          MASTER 862(3)                               $0.9503
P57863401        D/C 8634                                    $0.2989
P578634M         MASTER CARTON 8634                          $1.0378
P578634S         SINGLE CARTON                               $1.5811
P57869M          MASTER 869 (6)                              $1.1571
P57870ES         SINGLE CARTON 870E 10.5 CVD FP              $0.5734
P57870M          MASTER 870 (6)                              $1.2793
P57870S          SINGLE 870                                  $1.1318
P57871ES         SINGLE CARTON 871E 8.5 CVD FP               $0.3901
P57871M          CRTN, MSTR (6)                              $1.0744
P57871S          CRTN,SNGL                                   $1.2182
P57888M0l        888M DIE CUT                                $0.0009
P57888MM         MASTER CARTON 888M                          $1.5266
P57888MS         SINGLE CARTON 888M                          $1.3085
P57A0100S        EMPTY                                       $0.6698
P57A1510S        2 QT DEC+ RESHIP STEAM & DBOILER            $1.2408
P57A2010DS       2 QT STEAMER MIL SINGLE                     $2.3365
P57A2010M        2 QT STEAMER MIL MASTER                     $1.2201
P57A2010S        2 QT STEAMER MIL SINGLE                     $2.1963
P57A201FS        SINGLE 1.9L STEAMER INSRT INTL              $1.7315
P57A2020DS       2 QT DBL BOILER MIL SINGLE                  $2.1241
P57A2020M        2 QT DBL BOILER MASTER                      $1.2549
P57A8010M        MASTER CARTON                               $0.5069
P57A8010S        SINGLE CARTON                               $0.2928
P57A8020S        SINGLE CARTON                               $0.2928
P57A8110M        MASTER CARTON - STEAMER                     $1.4542
P57A811ES        SINGLE CARTON A811 E 2QT STMR               $0.5593

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57A9020M        CRTN MSTR (6)                               $0.8591
P57B2000M        B2000 MASTER                                $1.5623
P57B2000S        B2000 SINGLE                                $2.0464
P57B296001       Die Cut-Bottom-b2960                        $0.9372
P57B296002       Die Cut-Insert-b2960                        $0.5809
P57B2960S        Single Carton B2960                         $3.7412
P57B3000M        B30000 MASTER                               $1.2775
P57B3000S        B3000 SINGLE                                $1.7484
P57B3022DS       SINGLE CARTON B3022                         $3.3329
P57B3022S        SINGLE CARTON B3022                         $3.3329
P57B3301S        B3301 SINGLE                                $1.1750
P57B650001       DIE CUT                                     $0.3397
P57B6500M        MASTER CARTON 3 PACK                        $0.7244
P57B6500S        SINGLE CARTON                               $1.6249
P57C1020M        MASTER, C1020 DECATHLON                     $0.7163
P57C1020S        SINGLE, C1020 DECATHLON                     $1.9950
P57C1040M        MASTER, C1040 DECATHLON                     $1.1712
P67C1040S        SINGLE, C1040 DECATHLON                     $2.0210
P57C1180M        MASTER, Cl180 DECATHLON                     $1.2530
P57C1180S        SINGLE, C1180 DECATHLON                     $2.3780
P57C125001       INSERT, 10.5" F/PAN DECATH. +               $0.4540
P57C1250S        SINGLE, 10.5" F/PAN DECATH. +               $0.6190
P57C125201       INSERT, 8.5" F/PAN DECATH. +                $0.8874
P57C1252S        SINGLE, 12" F/PAN DECATH. +                 $0.6796
P57C125801       INSERT, 8.5" F/PAN DECATH. +                $0.8516
P57C1258S        SINGLE, 8.5" F/PAN DECATH. +                $0.8410
P57C130801       INSERT, MSTR CTN Cl 308 (1OF2)              $0.2858
P57CI30802       INSERT. MSTR CTN C1308 (2OF2)               $0.2858
P57C1308M        MASTER, C1308 DECATHLON                     $0.6090
P57C1308S        SLEEVE, C1308 DECATHLON                     $1.0570
P57C131001       INSERT, MSTR CTN C1310 (1OF2)               $0.2858
P57C1310M        MASTER, C1310 DECATHLON                     $0.7290
P57C1310S        SLEEVE, C1310 DECATHLON                     $1.2380
P57C131201       INSERT, MSTR CTN C1312 (1OF2)               $0.2858
P57C131202       INSERT, MSTR CTN Cl312 (2OF2)               $0.2858
P57C1312M        MASTER, C1312 DECATHLON                     $0.8350

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57C1312S        SLEEVE, C1312 DECATHLON                     $1.2710
P57C140801       INSERT, MSTR CTN C1408 (1OF2)               $0.2858
P57C140802       INSERT, MSTR CTN C1408 (2OF2)               $0.2858
P57C1408M        MASTER, C1408 DECATHLON                     $0.5480
P57C1408S        SLEEVE, C1408 DECATHLON                     $1.2160
P57C148RS        Box, Reship C148R                           $0.3581
P57C1502S        SINGLE, 2 QT DECATH. +                      $0.7250
P57C1504S        SINGLE, 4 QT DECATH. +                      $0.7550
P57C1515S        Single Carton, 1.5 qt Dec.+                 $0.7642
P57C1518S        SINGLE, 8 QT DECATH. +                      $0.9278
P57C1750S        SINGLE, C1750 DECATHLON PLUS                $0.6412
P57C2010M        MASTER CARTON C2010 MIL 1 QT                $0.5136
P57C2010S        SINGLE CARTON C2010 MIL 1 QT                $1.1820
P57C2011M        MASTER CARTON C2011 1 QT BTRWMR             $0.4608
P57C2015DS       1.5 QT MIL SINGLE                           $2.8010
P57C2015M        Master Carton 1.5 Qt Mill                   $1.2530
P57C201601       INSERT SLEEVE SUGAR PAN                     $0.2007
P57C2016DS       SINGLE SLEEVE, 1.5QT SUGAR PAN              $0.6533
P57C2016M        MASTER, 1.5 QT SUGAR PAN                    $0.5762
P57C201FS        SINGLE 1.4L GOV SAUCEPAN INTL               $1.5892
P57C2020DS       2 QT MIL SINGLE                             $2.2766
P57C2021DS       SINGLE SLEEVE, 2QT WINDSOR PAN              $0.7145
P57C202FS        SINGLE 1.9L GOV SAUCEPAN INTL               $2.3201
P57C2030DS       3 QT MIL SINGLE                             $2.5113
P57C2030M        3 QT MIL MASTER                             $1.1788
P57C2030S        3 QT MIL SINGLE                             $2.0222
P57C203FS        SINGLE 2.8L COV SAUCEPAN INT'L              $1.5769
P57C211001       INSERT - SINGLE CARTON, C2110               $0.2558
P57C2110DS       SINGLE CARTON, C2110                        $2.7776
P57C2110M        MASTER CARTON, C2110                        $0.9682
P57C2110S        SINGLE CARTON, C2110                        $2.6109
P57C211201       INSERT - SINGLE CARTON, C2112               $0.2444
P57C2112DS       SINGLE CARTON, C2112                        $2.7558
P57C2112M        MASTER CARTON, C2112                        $1.0058
P57C2140DS       4 QT MIL SINGLE                             $2.3757
P57C2140M        4 QT MIL MASTER                             $1.6074

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57C2140S        4 QT MIL SINGLE                             $2.2332
P57C214FS        SINGLE 3.8L COV SAUCEPAN INT'L              $1.6121
P57C2160DS       6 QT MIL SINGLE                             $2.0262
P57C2160M        6 QT MIL MASTER                             $0.8977
P57C2160S        6 QT MIL SINGLE                             $1.9383
P57C216FS        SINGLE 5.7L COV SAUCEPOT INTL               $2.1785
P57C2180DS       8 QT MIL SINGLE                             $3.0281
P57C2180M        8 QT MIL MASTER                             $1.3423
P57C2180S        8 QT MIL SINGLE                             $2.8464
P57C218FS        SINGLE 7.6L COV SAUCEPOT INT'L              $1.7646
P57C2210DS       10.5" FRY PAN MIL SINGLE                    $2.4726
P57C2210M        10.5" FRY PAN MIL MASTER                    $1.2267
P57C221FS        SINGLE 26.7CM COV FRYPAN INTL               $2.0914
P57C2220DS       12" FRY PAN MIL SINGLE                      $2.8756
P57C2220S        12" FRY PAN MIL SINGLE                      $2.7031
P57C222FS        SINGLE 3O.5CM COV FRYPAN INT'L              $2.5924
P57C2307DW       SINGLE - SLEEVE WRAP                        $1.1054
P57C2307M        7" FRY PAN MIL MASTER                       $0.6166
P57C2307MW       MASTER CARTON (SLV/WRP), C2307              $0.3329
P57C2307S        7" FRY PAN MIL SINGLE                       $1.3971
P57C2308DW       SINGLE SLEEVE WRAP, C2308                   $0.5997
P57C2308M        MASTER CARTON 8.5 FRYPAN                    $0.6815
P57C2308S        SINGLE CARTON 8.5 FRYPAN                    $1.0526
P57C2308SW       SINGLE SLEEVE WRAP, C2308                   $0.6318
P57C230FS        SINGLE 26.7CM OPEN FRYPAN INTL              $2.1676
P57C237FS        SINGLE 17.BCM OPEN FRYPAN INTL              $2.8648
P57C240FS        SINGLE 26.7CM OMELET PAN INTL               $3.1589
P57C241001       INSERT, C2410 MIL OMELET PAN                $0.3102
P57C2410DS       SINGLE BOX 10.61 OMELETTE PAN               $2.5598
P57C2410M        MASTER C2410 MIL OMELET PAN                 $1.2436
P57C2410S        SINGLE C2410 MiL OMELET PAN                 $2.4062
P57C241201       INSERT, SINGLE CARTON C2412                 $0.3412
P57C2412DS       SINGLE CARTON C2412 MIL 12" OML             $3.1915
P57C245001       INSERT MSTR CRTN - 10.5" FLAIR              $0.2242
P57C2450M        MASTER, 10.5" FLAIR FRY PAN                 $0.5104
P57C2451DS       SINGLE CARTON, 10" FLAIR PAN                $1.8300

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57C2451M        MASTER, 10.6" FLAIR FRY PAN BX              $0.4164
P57C2458DS       SINGLE SLEEVE, 8.5" FLAIR PAN               $0.6287
P57C2458M        MASTER, 8.5" FLAIR FRY PAN                  $0.3830
P57C2462DS       SINGLE SLEEVE, 12" FLAIR PAN                $0.8235
P57C2462M        MASTER, 12" FLAIR FRY PAN                   $0.5089
P57C2463DS       SINGLE CARTON, 12" FLAIR PAN                $1.9700
P57C2463M        MASTER, 12-1 FLAIR FRY PAN BOX              $0.5452
P57C24BFS        SINGLE 21.6CM OMELET PAN INT'L              $2.8772
P57C2508M        MASTER CARTON C2508 MIL D.S.                $0.9473
P57C2510DS       SINGLE CARTON, C2510                        $3.2000
P57C2510M        MASTER CARTON, C2510                        $1.6215
P57C2512DS       SINGLE CARTON, C2512                        $3.3364
P57C2512M        MASTER CARTON, C2512                        $1.5143
P57C252FDS       SINGLE 3O.6CM DUTCH SAUTE IN                $3.3175
P57C2608M        MASTER CARTON C2608                         $0.3737
P57C261101       INSERT - SINGLE CARTON, C2611               $0.4117
P57C2611DS       SINGLE CARTON, C2611                        $1.8800
P57C2611M        MASTER CARTON, C2611                        $0.8864
P57C2612DS       SINGLE CARTON C2612 MIL GRDL                $3.3168
P57C270801       INSERT MASTER CARTON 1/2 C2708              $0.5001
P57C2708DS       SINGLE SLEEVE WRAP, C2708                   $0.5228
P57C2708M        MASTER CARTON, C2708                        $0.8921
P57C271301       INSERT, MASTER CTN. C2713                   $0.8795
P57C2713M        MASTER, MIL STIR FRY C2713                  $0.9881
P57C2714DS       BOX, SINGLE C2714                           $1,6380
P57C2714M        MASTER, MIL STIR FRY C2714                  $1.2182
P57C2719DS       SINGLE, MILL. ROASTER C2719                 $1.1877
P57C2719M        MASTER, MILL ROASTER C2719                  $0.7905
P57C2766DS       SINGLE, MILL ROASTER C2766                  $1.3465
P57C2766M        MASTER, MILL. ROASTER C2766                 $0.8498
P57C2810M        MASTER CARTON C2810 MIL CSSRL               $0.5013
P57C2810D        SINGLE CARTON C2811 MIL CSSRL               $1.5087
P57C2811M        MASTER CARTON C2811 MIL CSSRL               $0.7276
P57C2862DS       SINGLE CARTON, C2862                        $2.6853
P57C2862M        MASTER CARTON, C2862                        $0.6513
P57C2862S        SINGLE CARTON, C2862                        $2.7965

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57C361201       Insert, C3612                               $0.2685
P57C3612S        Box reship C3612                            $0.6204
P57C3813S        SINGLE, C3813 CLASSICOTE                    $2.2654
P57C3834S        SINGLE, C3834 CLASSICOTE                    $2.3970
P57C3857M        MASTER CTN, 6 PACK C3858                    $0.3770
P57C3857S        SINGLE CARTON COATED CLASSIC                $1.0750
P57C385801       u insert c3858                              $0.3704
P57C3858M        MASTER CTN, 3 PACK C3858                    $0.5057
P57C3858W        sleeve wrap Classicoat c3858                $0.7480
P57C3859M        MASTER CTN, 3 PACK C3859                    $0.7022
P57C3859S        SINGLE CARTON COATED CLASSIC                $1.8302
P57C3859S1       SINGLE BOX LITH COATED CLASSIC              $1.5040
P57C3860M        MASTER CTN, 3 PACK C3860                    $0.7309
P57C3860S        SINGLE CARTON COATED CLASSIC                $1.9238
P57C3860S1       SINGLE BOX LITH COATED CLASSIC              $1.9759
P57C386101       u insert c3861                              $0.4155
P57C3861M        MASTER CTN, 3 PACK C3861                    $0.5696
P57C3861W        sleeve wrap Classicoat c3861                $0.8140
P57C3862S        Box, Reship C3862                           $0.6683
P57C3863M        MASTER CTN, 3 PACK C3863                    $0.8629
P57C3863S        CARTON, SINGLE CLASSICOTE                   $2.4314
P57C3863S1       BOX, SINGLE LITHO CLASSICOTE                $2.3209
P57C386401       u insert c3864                              $0.5142
P57C3864M        MASTER CTN, 3 PACK C3864                    $0.6618
P57C3864W        sleeve wrap Classicoat c3864                $0.9300
P57C441001       INSERT, MSTR CRTN 10" OMELETTE              $0.5433
P57C4410M        MASTER, 10" OMELETTE COMMERCIAL             $0.8554
P57C441201       INSERT, MSTR CRTN 12" OMELETTE              $0.6448
P57G44l2M        MASTER 12" OMELETTE COMMERCIAL              $1.0650
P57C4463M        MASTER, 12" FLAIR COMMERCIAL                $1.1130
P57C4512M        MASTER, 12" DSAUTE COMMERCIAL               $1.4908
P57C841001       INSERT, 10 QT STOCK POT                     $0.5217
P57C8410M        MASTER CARTON, 10 QT STOCK POT              $1.6328
P57C8410S        SINGLE CARTON, 10 QT STK POT                $2.4130
P57C841ES        SINGLE CARTON C841E 10 QT                   $1.4166
P57C8430M        MASTER CARTON, C8430                        $1.1618

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57C8430S        SINGLE CARTON, C8430                        $1.1280
P57C8508M        MASTER CARTON C8508 PRO-SAUTE               $1.0274
P57C8508S        SINGLE CARTON C8508 PRO-SAUTE               $2.0229
P57C8510M        MASTER CARTON C8510 PRO-SAUTE               $1.2173
P57C8510S        SINGLE CARTON C8510 PRO-SAUTE               $2.2024
P57C8612M        MASTER CARTON C8612 CHKN FRYR               $1.6431
P57C8612S        SINGLE CARTON, C8612 CHKN FRYR              $1.6948
P57C861ES        SINGLE CTN, C861E UPC & MODEL#              $1.4260
P57C8713M        MASTER CARTON, C8713                        $1.3423
P57C8713S        SINGLE CARTON,C8713                         $1.6995
P57CS822S        SINGLE 822                                  $0.7450
P57C886001       INSERT, MSTR CTN SLV WRP F'PAN              $0.3564
P57C8860M        MASTER, SLEEVE WRAPPED FRYPAN               $0.7372
P57C8860S        SINGLE,1/2 SLEEVE CARD WRAP                 $0.7059
P57C9100M        CRTN MSTR (3)                               $0.7940
P57C9100S        CRTN SNGL                                   $1.0770
P57C9120S        CRTN SNGL                                   $1.1130
P57C9140S        CRTN SNGL                                   $1.4304
P57C9220S        CRTN SNGL                                   $1.0604
P57C9240S        CRTN SNGL                                   $1.0929
P57C9310S        C9310 SINGLE                                $0.5034
P57C9320S        CRTN SNGL                                   $1.4369
P57C9340S        CRTN SNGL                                   $1.2809
P57C9520S        CRTN SNGL                                   $0.9899
P57C9540S        CRTN SNGL                                   $1.1120
P57H1430M        H1430 MASTER                                $0.6759
P57H1430MA       H1430 MASTER                                $0.5640
P57H1460S        H1430 SINGLE                                $2.3256
P57Hl430SA       H1430 SINGLE                                $1.6948
P.57HI460M       H1460 MASTER                                $0.9146
P57Hl460MA       H1460 MASTER                                $0.6477
P57HI460SA       H1480 SINGLE                                $1.7719
P57Ll20001       DIC SET BOTTOM AND TOP                      $0.7736
P57L1200M        MASTER CARTON (2)                           $1.5999
P57Ll200S        SINGLE CARTON                               $1.8245
P57Ll360M        CRTN, MSTR (2)                              $1.4890

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57Ll360S        CRTN, SNGL                                  $1.7898
P57L231501       DIE CUT FOR ELECTRIC KETTLE                 $0.3027
P57L2315M        MASTER CARTON FOR ELEC KETTLE               $1.1835
P57L2315S        SINGLE CARTON                               $3.2374
P57L650CS        SINGLE CARTON-65 C PRES. URN                $1.2822
P57L900CS        SINGLE CARTON-90 C PRES. URNS               $1.3329
P57R440002       DIE CUT-TOP                                 $0.3675
P57R455005       D/C MOTOR & MEAT HOLDER PACK                $0.3986
P57R455007       DIE CUT, R4550, BODY SUPPORT                $0.4634
P57R455008       DIE CUT, R4550, WRAP AROUND                 $0.9203
P57R450M2        MASTER CARTON, R4550-LARGE                  $0.8971
P57R4550S2       SINGLE CARTON, R4550-LARGE                  $1.9628
P57R455RS        SINGLE CARTON - RESHIPPER                   $1.4852
P57S02833S       Box, Reship 02833                           $0.4268
P57S03220M       MASTER, 03220                               $0.6383
P57S03220S       03220 SET BOX                               $1.5024
P57S03221S       Box, Reship 03221                           $3.1678
P57S0328001      Die Cut 03280                               $0.5339
P57S0328002      Die Cut 03280                               $0.1589
P57S03280M       Carton, Master                              $1.5538
P57S03280S       Carton, Single                              $2.8764
P57S03301S       Box, Reship 03301                           $0.6213
P57S03880M       MASTER, 03880                               $1.2000
P57S03880S       Carton, Single                              $5.8000
P57S0415101      (REPLACED BY P570415101)                    $0.0948
P57S04151S       SINGLE, 4 PC. SET DECATH. +                 $1.3310
P57S04214M       MASTER CARTON 04214 (3)                     $0.7520
P57S04214S       SINGLE CARTON 04214                         $2.1150
P57S0422001      INSERT 24220                                $0.3258
P57S04220M       MASTER, 04220                               $0.8855
P57S04220S       04220 SET BOX                               $1.7672
P57S04220W       SLEEVE WRAP HOLIDAY 04220                   $0.8040
P57S04834S       Box, Reship 04834                           $0.8827
P57S04835M       MASTER, 04835                               $0.0000
P57S04835S       SINGLE CARTON 04835                         $3.6350
P57S06300M       MASTER CARTON, 06300 2per                   $1.0810

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57S06300S       SINGLE BOX 15Xl2XI5 06300                   $3.7600
P57S07221S       SMALL MIL. RESHIP. SET BOX                  $1.3465
P57S0722FS       SINGLE INTL MILLENNIUM SET                  $2.8905
P57Sl0820M       MASTER CARTON, 10820                        $0.8413
P57Sl0820S       SINGLE BOX 15X12X15 10820                   $2.3500
P57S10831S       BOX single 15Xl2XI5 10831                   $3.3900
P57S110001       TRAY, DECATHLON SET (15x15)                 $0.7340
P57S110002       INSERT, DECATH. SINGLE (LONG)               $0.1006
P57S110003       INSERT, DECATH. SINGLE (SQ.)                $0.1006
P57S1100M        MASTER, DECATHLON SET (15X15)               $0.8723
P57S1100S        SINGLE, DECATHLON SET (15X15)               $2.1890
P57S2500M        MASTER CTN, LARGE MIL. PKG.                 $1.5604
P57S2500S        SINGLE CTN, LARGE MIL. PKG.                 $1.5359
P57S3100S        Generic CC Small Set Box,                   $1.4500
P57S410001       INSERT, SNGLE CTN MINI GENERIC              $0.8516
P57S4100S        SINGLE CARTON - MINI GENERIC                $2.5502
P57S800001       INSERT, GENERIC PKG. (3 PCS.)               $0.2059
P57S809001       D/C                                         $0.3745
P57S8090M        MASTER                                      $0.8042
P57S8090S        SINGLE                                      $1.0245
P57S810001       Small Set Tray For Autoload                 $0.3393
P57S810004       INSERT, FRY PAN "L" 01820                   $0.2134
P57S810005       SET TRAY 15Xl2Xl 5 10820                    $0.7417
P57S8100M        Generic Small Master, End load              $1.3198
P57S8100S        Generic Small Set Box, Small                $1.4280
P57S8150S        GENERIC SMALL, RESHIP. CARTON               $1.6410
P57S817001       D/C                                         $0.4198
P5788170M        MASTER                                      $1.0035
P57S8170S        SINGLE                                      $1.2082
P57SB25001       D/C                                         $0.4729
P57S8250M        MASTER                                      $1.1731
P57S8250S        SINGLE                                      $1.6093
P57S830001       SET TRAY MED. FOR AUTOLOAD                  $0.4493
P57S8300M        GENERIC MED. END LD, MASTER                 $1.2699
P57S8300S        GENERIC SET BOX, MED END LOAD               $1.7010
P57T480001       Die Cut-Oven Cavity-                        $0.5762

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P57T4800E        DIE CUT-OVEN HANDLE SPACER                  $0.2970
P57T4800S        Single Carton T4800                         $3.7816
P57T490CO2       STYROFOAM BLOCK, DOOR HANDLE                $0.1340
P57T490CS        CARTON, SINGLE                              $2.5220
Q11027           MMG10 TOP INSERT                            $0.1354
Q21126           TTO-1 SCOREDSHEET D/C                       $0.3074
Q27231           Q270/ECB-72 MAILER CARTON                   $0.5245
Q27231D          ECB-72 DBLE WALL MAILER                     $0.7680
Q40030           ECB-40 MASTER CARTON 4PK                    $0.8460
Q40031           ECB-40 MASTER CARTON 2PK                    $0.6589
Q40126           ECB-40 TOP/BOT DIE CUT 275T DW              $0.5377
Q72131           ECB-72 CARTON W/LABEL                       $0.6740
Q72180           ECB-72 CARTON WITH LABEL                    $0.9494
QP57ECB80S       ECB-80 LITHO CARTON                         $1.5950
P62014           AL 13.593X.040CL BRUSH FINISH               $1.6900
P62028           SS 6.375X.025 CL 201-1                      $1.3795
P62040           SS 11.500DX.025 201-2D.735                  $1.7330
P62050           SS 15.000DX.020 201-1 CIRCLE                $1.7869
P62051           SS 15-500Dx .030 201-2D                     $1.5800
P62054           SS 16.000DX. 025 T-201-1                    $1.6856
P62056           SS 18.000DX.025 201-1 CIRCLE                $1.6700
P62058           SS .375X.075CL FCTR.009                     $1.6438
P62075           SS 3.125X.025CL FCTR.071                    $1.3859
P62081           SS 17.000Dx .025 201-2D                     $1.6363
P62083           AL 11-344X.032CL 3003-0                     $1.3600
P62086           AL 5.312DX.090 1100-0                       $1.5700
P62088           AL 7.312DX.090 1100-0                       $1.5700
P62089           AL 1100-0 8.040X.090D                       $1.5700
P62096           AL 3003-0 COIL.032" X 10.0"W                $1.2000
P62097           SS 1.050 X-058.096                          $1.4500
P62098           SS T-3042D.026T+/-.0015X 15"C               $1.6000
P62099           AL 9.750DX.125 1100-0                       $1.5700
P62100           AL 1100-0 11.875 Dia x .125                 $1.5700
P62104           AL. 1875 Dia x 100 lbs CL                   $1.6200
P621102          AL 11.024" X. 138 EXP                       $1.2000
P62119           2P 10.250DX125 FCTR 1.190                   $2.6500

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P62120           2P 12.000DX.125 FCTR 1.630                  $2.6500
P62123           AL 6.750 x.040 CL 5052-0                    $1.7500
P62127           SS .515 X.018 CL 304                        $1.4500
P62128S          41.3125 x 13.868 x.024                      $0.7550
P62l30           CH 14.375x.031 CRS #3 chrome                $1.0400
P62131           CH 1.8125X.018 CRS SATIN CHRO               $1.4100
P62136           SS 17.000DX.025 FCTR 1,700                  $1.6281
P62147           SS 16.500DX.025 TYP 201-1 (2D)              $1.6480
P62152           AL 6.25ODX.125 1100.0                       $1.5700
P62158           AL. ST. 2.922X.024 CL DDQ-SK                $0.4995
P62159           AL. ST. .024 x 13.4219 CL                   $0.4930
P62160           AS 3.5625X.024CL CR STEEL                   $0.5030
P62161           AL.ST.1.250X.024 electrogalv                $0.6195
P62182           SS .687X.030STR 304-1                       $1.7000
P62187           AL 10.000X.040CL FCTR 1.108                 $1.7000
P62188           SS 13.1875X.020 CL 301-2BA                  $1.3750
P62192           SS 7.985X.020CL 301-2BA                     $l.3650
P62193           SS 9.641 X.020 CL 301-2BA                   $1.3650
P62194           SS 10.625X.020CL 301-2BA                    $1.3650
P62195           SS 11.250X.020CL WIDE 301-2BA               $1.3650
P62196           CRS 2.150 X.018 CL                          $1.3910
P62199           CRS 5.762 X.031 CL Electrozinc              $0.4825
P62201           SS CL .030X15.5 301/304-1                   $1.4850
P62202           SS 17 X.0265 304-2D COIL                    $1.5300
P62203           AL. ST. .0215 X 2.290 CL type l             $0.5300
P62211           SS 15.000DX.025                             $1.6713
P62212           SS 1.000X.042CL FCTR .0274                  $0.9800
P62221           SS 24.000DX.020 FCTR 3.936                  $1.6281
P62240           5PLY 10.250DX.125 FCTR 1.442                $3.8600
P62241           5PLY 12.000DX.125 FCTR 1.976                $3.8600
P62242           5PLY 14.625DX.125 FCTR. 2.987               $3.8600
P62492           AL 4.921DX.098 FACTOR 0.182                 $1.1800
P62500           OUTSIDE SHELL-WHITE                         $0.9870
P62502           OUTSIDE SHELL-BLACK                         $0.8900
P62504           SS 11.750X.026-.029 CL, #2BA                $1.5700
P62508           AL 129MMDIA X2.5 (5.079DX.098)              $1.5700

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
P62550           AL 2.250 x.062 3003-0                       $ 1.7000
P62618           AL 1100-0 157 Dia x 2.5 mm                  $ 1.5700
P62689           AL 175MMDIAX2.5 (6.890"DX098)               $ 1.5700
P62719           SS304 13 *.030 TYPE 304                     $ 1.5512
P62748           AL 1100-0 190mm Dia X 2.5mm                 $ 1.5700
P62750           SS 15.500DX.020 201-1 CIRCLE                $ 1.7030
P62767           AL 7.677D X.098 FACTOR 0.442                $ 1.1800
P62796           SS 24.000DX035 304:*-l CIRCLE               $ 1.8537
P62810           SS 10.500D x.025 t-304 -1                   $ 1.9120
P62812           SS 11.750D x.025 201-2D                     $ 1.6690
P62838           SS 18.250D x.025 201-2D                     $ 1.6563
P62842           SS 12.500D x.025 201-2D                     $ 1.6439
P62858           SS 9.75Dx.025 201-2D                        $ 1.7210
P62900           Painted CRS 14.125X 48.55                   $ 0.9675
P62901           SS 13.250D X.025 201-2D                     $ 1.6440
P62902           SS 11.000D x.025 201-2D                     $ 1.7190
P62934           SS 14.5D X.025 304 9.5 NI                   $ 1.9337
P62938           SS 18.25D X.025 304 9.5% NI                 $ 1.9337
P62950           AL. ST.11.75x.025-.029 DDQ-sk               $ 0.5000
P6295001         COATED P62950 BL 44Xl1.75                   $ 1.2700
P62961           13.5 D X. 100 BICLAD                        $ 3.8600
A2010Al          Coated Mill Steamer Insert                  $ 7.0168
C202001          Coated Mill 2 Qt                            $ 6.4811
C202101          Coated Body Mill 2 Qt W. P.                 $ 0.0000
C2O21A1          Coated Body Mill 2 Qt W.P.                  $11.7861
C230801          Coated Mill 8" Fry Pan                      $ 6.6412
C240801          Coated Mill 8.5" Omelet Pan,                $ 9.5974
C2450A1          Coated Body Mill 8" Flair                   $12.5384
C2458Al          Coated Body Mill 8" Flair                   $11.8642
C2462Al          Coated Body Mill 12" Flair                  $15.4685
C2713A1          Coated Body Mill 13.5" Stir Fry             $17.9514
C271901          Coated Body, Mill SM Roast P                $ 8.2285
C276601          Coated Body, Mill LG Roast                  $ 9.8946
F0912901         FRONT BRACKET, PAINTED                      $ 0.8548
F0913301         PAINTED ONE PIECE                           $ 4.8750
F0939401         SCREEN, FINISHED                            $ 0.8940

PART                                                         STANDARD
NUMBER           DESCRIPTION                                    1966
F0952601         BRACKET TUMBLED                             $0.2192
F131404          HANDLE & HANDLE TUBE ASSY                   $1.4345
F131472          FOLDING LEG ASSY                            $6.2423
F62243D          COATED BLANK - TEXAS GRIDDLE                $14.9323
Q11080S          MMG10 ELEMENT/BRACKET ASSY                  $2.2277